Exhibit 10.24

CONTRATO DE ARRENDAMIENTO que celebran por una parte, “INMOBILIARIA LA RUMOROSA, S.A.P.I. DE C.V.”, representada en este acto por el señor PABLO CHARVEL OROZCO en lo sucesivo referido como “EL ARRENDADOR”, y “FOOTPRINT MX, S. DE R.L. DE C.V.” representada en este acto por el señor LUIS ALEJANDRO ARMENDÁRIZ PRIETO, en lo sucesivo referido como “EL ARRENDATARIO” y que formalizan al tenor de las DECLARACIÓNES y CLÁUSULAS siguientes:	LEASE AGREEMENT entered into by and between, “INMOBILIARIA LA RUMOROSA, S.A.P.I. DE C.V.”, represented herein by Mr. PABLO CHARVEL OROZCO hereinafter referred to as “LESSOR”, and “FOOTPRINT MX, S. DE R.L. DE C.V.” represented herein by Mr. LUIS ALEJANDRO ARMENDARIZ PRIETO, hereinafter referred to as “LESSEE”, agreement which is formalized pursuant to the following RECITALS AND CLAUSES:

DECLARACIÓNES	RECITALS

Declare en este acto EL ARRENDADOR por conducto de su representante el señor PABLO CHARVEL OROZCO:	The LESSOR hereby declares through its representative Mr. PABLO CHARVEL OROZCO:

I. Que su representada es una sociedad mercantil debidamente constituida conforme a las leyes de los Estádos Unidos Mexicanos, lo que acredita en mérito de la Escritura Pública 36,499 del volumen 709 de fecha 19 de junio de 1979 pasa ante la fe del Licenciado Pedro del Paso Regaert, Notaria Pública 65 de la ciudad de México, Distrito Federal, debidamente inscrita en el Registro Público de la Propiedad y del Comercio de dicha ciudad y cuya copia certificada de dicha escritura se acompaña a este Contrato como Anexo “A”.	I. That the company he represents is duly incorporated under the laws of Mexico, which is evidenced with the public instrument 36,499 volume 709 issued on June 19th 1979 executed before attorney Pedro del Paso Regaert, Public Notary number 65 of Mexico City, duly registered upon the Public Registry of Property and Commerce of said city, a certified copy of which is attached to this Agreement as Exhibit “A”.

II. Que mediante instrumento público número 2,876, del volumen 56, de fecha 17 enero de 1987, del Protocolo a cargo del Licenciado Guillermo Enríquez de Rivera B. Notaria Pública número número ocho, de está municipalidad, e inscrita ante el Registro Público de la Propiedad y del Comercio de Mexicali, Baja California, México el 18 de septiembre de 1987, bajo el folio mercantil número 31,417, cambiö su denominación a “INMOBILIARIA LA RUMOROSA SOCIEDAD ANONIMA DE CAPITAL VARIABLE”, y cuya copia certificada de dicha escritura se acompaña a este Contrato como Anexo “R”	II. That by means of public instrument number 2,876, of volume 56, dated January 17, 1987, executed before Attorney Mr. Guillermo Enriquez de Rivera B„ Notary Public number eight, of this municipality, and registered before the Public Registry of Property and Commerce of Mexicali, Baja California, Mexico on September 18, 1987, recorded under log entry number 31,417, changed its name to “INMOBILIARIA LA RUMOROSA SOCIEDAD ANONIMA DE CAPITAL VARIABLE”, and whose certified copy of said deed is attached to this Agreement as Exhibit “B”.

III. Que mediante instrumento público número 80,532, del libro 1,604, de fecha 11 de marzo de 2020, del Protocolo a cargo del Licenciado Joaquin Ignacio Mendoza Pertierra Notaria Pública número 62, de la ciudad de México, cambió su denominacion a “INMOBILIARIA LA RUMOROSA SOCIEDAD ANONIMA PROMOTORA DE INVERSION DE CAPITAL VARIABLE”, y cuya copia de dicha escritura se acompaña a este Convenio como Anexo “C”.	III. That by means of public instrument number 80,532, of book 1,604, dated March 11, 2020, executed -.before Attorney Mr. Joaquin Ignacio Mendoza Pertierra, Notary Public number 62,- changed its name to “INMOBILIARIA LA RUMOROSA SOCIEDAD ANONIMA PROMOTORA DE INVERSION DE CAPITAL VARIABLE”, and whose copy of said deed is attached to this Agreement as Exhibit “C”.

IV. Que el Sr. PABLO CHARVEL OROZCO tiene capacidad legal suficiente para actuar en su nombre y representación, y sujetarla a los términos del presente Convenio, según consta en la Escritura Pública descrita en la Declaración previamente.	IV. That Mr. PABLO CHARVEL OROZCO has sufficient legal capacity to act on its name and representation and to bind it in terms of this Agreement, as evidenced in the Public Instrument described in the aforementioned recital.

V. Se encuentra inscrita en el Registro Federal de Contribuyentes con el número IRU-790619-R65.	V. It is registered before the Federal Registry of Taxpayers under the number IRU-790619-R65.

VI. Su domicilio se encuentra ubicado en Av. Eucalipto #2399, Colonia Rivera, Mexicali, Baja California, CP 21259.	VI. Its address is located in Ave. Eucalipto #2399, Colonia Rivera, Mexicali, Baja California, CP 21259.

VII. Que es posesionaria y usufructuaria y puede disponer libremente de una porcidn de terreno, identificado como Lote 10, con una superficie total de 200,000.00 m2 (doscientos mil metros cuadrados), equivalentes a 2,152,782.08 ft2 (dos millones, ciento cincuenta y dos mil setecientos ochenta y dos punto ocho pies cuadrados), y de las mejoras construidas en el mismo y que se detallarán mas adelante en el presente.	VII. It is the possessory and beneficial owner and can freely dispose of a portion of land, described as Lot 10, with a total surface of 200,000.00 m2 (two hundred thousand square meters), equivalent to 2, 152,782.08 ft2 (two million one hundred fifty-two thousand seven hundred eighty-two point zero eight square feet), and of the improvements therein constructed, as detailed hereinafter in the present document.

El alcance de este contrato constituye de una superficie construida de 117,864.18 m2 (ciento diecisiete mil ochocientos sesenta y cuatro punto dieciocho metros cuadrados), equivalentes a 1,268,690.05 ft2 (un milion doscientos sesenta y ocho mil seiscientos noventa punto cinco pies cuadrados), correspondiente al area identificada dicho Edificio Industrial X, que incluye 812 espacios para estácionamiento de vehiculos, y que corresponde al domicilio ubicado en Avenida Valle de Calafia número 80, Mariano Abasolo, Delegacion Gonzalez Ortega, Parque Industrial Valle de Calafia. CP 21600.	The scope of this agreement constitutes a constructed area of 117,864.18 m2 (one hundred seventeen thousand eight hundred sixty-four point eighteen square meters), equivalent to 1,268,690.05 ft2 (one million two hundred sixty-eight thousand six hundred ninety point five square feet), corresponding to the area identified as Industrial Building X, which includes 812 vehicle parking spaces, and corresponds to the address located in Avenida Valle de Calafia number 80, Coloma Mariano Abasolo, Delegacion Gonzalez Ortega, Parque Industrial Valle deCalafia, C.P.21600.

Dicho edificio industrial, así como los mejoramientos estáblecidos en el presente contrato, y los espacios de estácionamiento que le corresponden, en lo sucesivo serán denominadas conjunta e indistintamente como la “Propiedad Arrendada”, y se especifican en el Anexo “D” que firmado de aceptación con las mismas por las partes se anexa al presente contrato formando parte del mismo.	Said industrial building, improvements mentioned in this agreement and parking spaces corresponding to said building, are hereinafter referred collectively and indistinctively as the “Leased Property”, and are detailed in Exhibit “D” that duly accepted and executed by the parties is attached hereto and made a part hereof.

VIII. Que es su intención dar en arrendamiento la Propiedad Arrendada al ARRENDATARIO, de acuerdo a los Términos y condiciones de este Contrato.	VIII. It is its intent to Lease the Leased Property to LESSEE, pursuant to the terms and conditions of this Agreement.

Declara en este acto el ARRENDATARIO, por conducta de su representante legal LUIS ALEJANDRO ARMENDARIZ PRIETO:	LESSEE here by declares through its Legal Representative LUIS ALEJANDRO ARMENDARIZ PRIETO that:

IX. Que acredita la legal existencia del ARRENDATARIO como una Sociedad Mercantil, según consta en la Escritura Pública Número 53,044, volumen 894, otorgada el 07 de abril del 2005, ante la fe del Licenciado Victor Ibanez Bracamontes, Notario Público Número Ocho, de la Ciudad de Mexicali, Baja Calitornia, México y registrada bajo partida nurnero 5329298 de fecha 17 de mayo del 2005 de la Sección Comercio del Registro Público de la Propiedad y de Comercio en la Ciudad de Mexicali, Baja California, cuya copia certificada se agrega al presente marcada como Anexo “E”, para formar parte integrante del mismo.	IX. It evidences the legal existence of LESSEE as a Mercantile Corporation, as per Public Instrument Number 53,044, volume 894, executed on April 7, 2005, before Attorney Victor Ibanez Bracamontes, Notary Public Number Eight of the City of Mexicali, Baja California, Mexico, recorded under log entry number 5329298 on May 17, 2005 of the Commerce Section of the Public Registry of Property and Commerce in the City of Mexicali, Baja California, Mexico, a certified copy of which is attached herein as Exhibit “E” and made a part hereof.

X. Que por virtud de una Asamblea Extraordinaria de Accionistas, modificó su denominacion social de EARTH RECYCLE INC., S. DE R.L DE C.V. a FOOTPRINT MX, S. DE R.L. DE C.V., como se advierte del Instrumento Público numero 94,462, del volumen 2190, de fecha 16 de enero del 2014, otorgada ante el Licenciado Carlos Enríquez de Rivera Castellanos, Notaria Pública nurnero Nueve de la ciudad de Mexicali, Baja California, México, inscrita ante el Registro Público de la Propiedad y del Comercio bajo Partida número 30472*1, de fecha 29 de enero del 2014, de la Seccion Comercio del Registro Público de la Propiedad y del Comercio de la ciudad de Mexicali, Baja California, México, cuya copia certificada se adjunta a este contrato como Anexo “F” y forma parte del mismo.	X. That by means of an Extraordinary Partners’ Meeting, it amended its corporate name from EARTH RECYCLE INC., S. DE R.L DE C.V. to FOOTPRINT MX, S. DE R.L. DE C.V., as evidenced by Public Instrument Number 94,462, volume 2190, issued on January 16, 2014, before Attorney Carlos Enriquez de Rivera Castellanos, Notary Public Number Nine of the City of Mexicali, Baja California, Mexico, recorded under log entry number 30472*1 on January 29, 2014? of the Commerce Section of the-Public Registry of Property and Commerce in the City of Mexicali, Baja California, Mexico, a certified copy of which is attached herein as Exhibit “F” and. made a part hereof.

XI. Que se encuentra representada por el Sr. LUIS ALEJANDRO ARMENDARIZ PRIETO, quien tiene suficiente capacidad legal para representar al ARRENDATARIO en este acto, y cuyas atribuciones no le han sido revocadas o de alguna forma modificadas o limitadas, en los Términos del Instrumento Público Número 142,976 volumen 4022 otorgada el 9 de febrero del 2021, ante la fe del Licenciado Carlos Enríquez de Rivera Castellanos Notaria Pública Número Nueve, de la Ciudad de Mexicali, Baja California, México, cuya copia certificada se adjunta a este contrato como Anexo “G” y forma parte del mismo.	XI. It is represented : by Mr. LUIS ALEJANDRO ARMENDARIZ PRIETO, who has sufficient legal capacity as LESSEE’S Representative, to appear on its behalf with sufficient authority, same which has not been revoked or in any form modified or limited, as evidenced by Public Instrument Number 142,976 volume 4022, executed on February 9, 2021, before Attorney Carlos Enriquez de Rivera Castellanos, Notary Public Number Nine of the City of Mexicali, Baja California, Mexico. A certified copy of which is attached herein as Exhibit “G” and made a part hereof.

XII. Que el domicilio en que tiene el principal asiento de sus operaciones es el ubicado en Carretera Mexicali Islas Agrarias Kilometro 10.5, Mariano Abasolo, en Mexicali, Baja California, México, y que el Registro Federal de Contribuyentes del ARRENDATARIO es ERI-0548-3E6.	XII. The address at which it has its principal place of business is located in Carretera Mexicali Islas Agrarias Kilometro 10.5, Mariano Abasolo, en Mexicali, Baja California, Mexico, and LESSEE’S Federal Tax Payers Registry number is ERI-0548- 3E6.

XIII. Que es su intención arrendar del ARRENDADOR la Propiedad Arrendada que se describe en la Declaración VII anterior, de acuerdo a los Términos y condiciones estáblecidas en este Contrato.	XIII. It is LESSEE’S intent to lease from LESSOR the Leased Property described in Recital VII hereinabove, pursuant to the terms and conditions set forth in this Agreement.

De acuerdo a lo anterior las partes otorgan las siguientes:	Pursuant to the above the parties agree as follows:

C LA U S U LAS	CLAUSES

PRIMERA. OBJETO DE ESTE CONTRATO, CONSTRUCCIONES Y MEJORAS.	FIRST. PURPOSE OF LEASE AGREEMENT, CONSTRUCTIONS AND IMPROVEMENTS.

En los Términos y condiciones que se estáblecen mas adelante, el objeto del presente Contrato es el siguiente:	On the terms and conditions set forth hereinafter, the purpose of this Lease Agreement is as follows:

A. El ARRENDADOR arrienda al ARRENDATARIO, y el ARRENDATARIO arrienda al ARRENDADOR la PROPIEDAD ARRENDADA como se describe enla Declaración VII del presente contrato, descripción que por la presente se considera reproducida como insertada literalmente, con el fin de realizar actividades consistentes en la fabricación ligera. Dichas actividades no podran violentar las disposiciones del Reglamento del Parque Industrial cuya copia se agrega a este contrato como Anexo “H”, ni cualquier Ley, Reglamento u ordenamiento Público ya sea del ambito federal o local, especialmente los relacionados a la materia ambiental y sanitaria.	A. LESSOR hereby leases to LESSEE, and LESSEE hereby leases from LESSOR the LEASED PROPERTY as described in Recital VII hereinabove, description which is hereby considered reproduced as if literally inserted, for the purpose of performing activities consisting of light manufacturing. Such activities shall not violate the Industrial Park regulations a copy of which is attached hereto as Exhibit “H”, or any federal or local Law, Regulation or public ordinance, particularly all regulations related to sanitary and environmental controls.

B. Dicha PROPIEDAD ARRENDADA descrita en la Declaración VII del presente contrato, sera dada en arrendamienfo al ARRENDATARIO en DOS ETAPAS PRINCIPALES, debiendo el ARRENDADOR acreditar la entrega de cada una de dichas etapas principales al ARRENDATARIO mediante la firma de la carta de entrega recepción correspondiente.	B. Said LEASED PROPERTY described in Declaration VII of this lease agreement, will be leased to the LESSEE in TWO MAIN PHASES, the LESSOR must prove the delivery of each of these main phases to the LESSEE by signing the corresponding building delivery letter.

Entre las DOS ETAPAS principales descritas con anterioridad el ARRENDADOR podrá realizar entregas de SUB-ETAPAS al ARRENDATARIO, las cuales se formalizaran mediante la firma de la carta de entrega recepción correspondiente, en este caso empezarán a cobrarse las rentes a partir de la firma de la entrega recepción de estás según lo estáblecido en el presente contrato.	Between the TWO main PHASES described above, the LESSOR may deliver to LESSEE SUB-PHASES, which will be formalized by signing the corresponding building delivery letters; in this case the rent will begin to be collected from the signature of the aforementioned building delivery letters, as established in this contract.

C. El ARRENDADOR a su costa ha construido en cumplimiento de toda la normatividad aplicable, la Propiedad Arrendada y mejoras descritas en la Declaración VII, a las cuales en su conjunto se denominarán como las “Mejoras del ARRENDADOR”. El ARRENDADOR por medio del presente se obliga a garantizar las condiciones y calidad de las Mejoras del Arrendador por un periodo de un Año a partir de la Fecha de Inicio definida en este contrato.	C. LESSOR at his own cost and expense has constructed in compliance with all applicable regulations, the Leased Property and improvements referred to in Recital VII, which shall collectively be referred to as “LESSOR’S Improvements”. LESSOR hereby agrees to guarantee the conditions and quality of Lessor’s Improvements for a period of one year as of the Commencement Date herein defined.

D. El ARRENDATARIO tendrá el derecho de solicitar al ARRENDADOR hasta $15,000,000.00 dolares (Quince millones de dolares 00/100 moneda de los Estádos Unidos), para ser utilizado por el ARRENDATARIO exclusivamente en construcciones y/o mejoras adicionales a la Propiedad Arrendada, siempre que dicha solicitud se entregue dentro de los 10 (diez) meses posteriores a la Fecha de Inicio.	D. LESSEE hereby obtains the right to Request LESSOR up to $15,000,000.00 “dollars (Fifteen million dollars 00/100 currency of the United States), to be applied by LESSEE exclusively to any construction and/or improvements to the Leased Property, as long as such request is delivered until 10 (ten) months after the Commencement Date.

Dicha solicitud deberá ser revisada y aprobada por escrito por EL ARRENDADOR, qeien podrá solicitar en caso de ser necesario; garantias adicionales o cualquier otra documentacion que considere pertinente.	Said request must be reviewed and approved in writing by THE LESSOR, who may request if necessary; additional guarantees or any other documentation that it considers pertinent.

Una vez aprobada dicha solicitud las partes deberán de firmar el debido Convenio Modificatorio en donde se estáblezcan los Términos y condiciones para el pago de las mejoras solicitadas por el ARRENDATARIO.	Once said request is approved, the parties must sign the corresponding Addendum establishing the terms and conditions for the payment of the improvements requested by the LESSEE

E. En caso de qee el ARRENDATARIO requiera que el ARRENDADOR haga cualesquier construccion adicional o mejoras adicionales a las definidas como las Mejoras del ARRENDADOR en la Propiedad Arrendada, dichas mejoras serein negociadas caso por caso y sujetas a los Convenios Modificatorios sebsecuentes, mismos qee se agregardn al presente contrato para formar parte integral del mismo bajo el Anexo consecutivo correspondiente y para efectos del presente se denominarán las “Mejoras por Contrato”.	E. In the event that LESSEE requires LESSOR to perform any construction or improvements beyond the scope of LESSOR’S Improvements upon, such Improvements will be negotiated on a case by case basis and will be subject to subsequent Addendums, which will be added to this Agreement to form a part hereof, and which shall be identified with the corresponding Exhibit number and for purposes of this Agreement shall be identified as “Contractual Improvements”.

Las Mejoras por Contrato que amplíen la superficie rentable, cualquiera que sea su naturaleza, dentro de la Propiedad Arrendada, incluyendo pero no limitado a mezzanine, cafeteria, ampliacion de oficinas, almacenes, laboratorios, cuartos de maquinas, planta de produccion y espacio de estácionamiento, en adicion al espacio de estácionamiento localizado en la definicion inicial de Propiedad Arrendada, se considerarán por las partes como superficie rentable, y por consiguiente como parte de la Propiedad, cuyo valor de renta será oportunamente negociado entre ARRENDATARIO y ARRENDADOR, considerando la superficie, su naturaleza, materiales de construcción y mobiliario del mismo, considerando su destino. En todo caso, todas aquellas precisiones y demás necesarias serán convenidas por escrito y ejecutadas por las partes.	Contractual Improvements that expand leasable surface within the Leased Property, whatever its nature, including but not limited to a mezzanine, cafeteria, expansion of offices, warehouses, lab rooms, machinery rooms, production floor, and parking space in addition to that parking space located within the initially defined Leased Property, will be considered by the parties as rental area, and thus part of the Leased Property under this Agreement, for which rent value will be timely negotiated by LESSEE and LESSOR, considering the surface, its nature, construction materials and furnishings of the same, considering its purpose. In any event, all such precisions and others necessary shall be agreed on writing and executed by the parties.

El Importe de renta estáblecido en la Cláusula Tercera del presente Contrato, se determina con base en la superficie arrendada y las Mejoras del Arrendador aqui estáblecidas. Cualquier mejora adicional que lleve a cabo el ARRENDADOR sobre la Propiedad Arrendada, ocasionará el correspondiente ajuste de renta, considerando los factores mencionados en la ultima parte del parrafo anterior.	The amount of rent established in Clause Third of this Agreement, has been determined based on the leasable surface and Lessor’s Improvements upon. Any additional improvements performed by LESSOR over the Leased Property shall cause the corresponding rent adjustment, considering the factors mentioned in the latter part of the preceding paragraph.

SEGÚNDA. TÉRMINO DEL ARRENDAMIENTO Y FECHA DE INICIO DE VIGENCIA.	SECOND. LEASE TERM AND COMMENCEMENT DATE.

A. Contrato de Arrendamiento. Este Contrato estará en vigor desde la fecha de su suscripción y continuará vigente hasta que sea terminado en la forma prevista en el presente. La expresión “Término de Arrendamiento” según se utiliza de aqui en adelante, significará el periodo completo de ocupacidn de la Propiedad Arrendada.	A. Lease Agreement. This Lease Agreement shall be effective from the date of execution hereof and until the same is terminated as provided hereinafter. The complete period of tenancy of the Leased Property shall be referred to hereinafter as the “Lease Term”.

El TÉRMINO Inicial de arrendamiento (“TÉRMINO Inicial”) comenzará el dia de firma de la carta de entrega - recepción de la SEGÚNDA ETAPA descrita en la CLÁUSULA PRIMERA,SECCIÓN B del presente contrato de Arrendamiento, misma que sera considerada y en Io posterior denominada como “Fecha de Inicio”, y concluirá al transcurrir 180 (ciento ochenta) meses posteriores a la Fecha de Inicio.	The initial term of this Lease (“Initial Term”) shall commence upon the execution of the building delivery letter of the SECOND PHASE described in the FIRST CLAUSE, SECTION B of this lease, same which shall be considered as and hereinafter referred to as “Commencement Date”, and shall finish at the end of 180 (one hundred and eighty) months after the start of the Commencement Date.

Los pagos por concepto de renta empezarán a correr a partir de la firma de la carta de entrega-recepción de la PRIMERA ETAPA descrita en la CLÁUSULA PRIMERA, SECCIÓN B del presente contrato de Arrendamiento.	Payment of rents will commence upon the execution of the building delivery letter of CLAUSE the FIRST STAGE described in the FIRST, SECTION B of this lease.

En el evento de que las SUB-ETAPAS descritas en la CLÁUSULA PRIMERA, INCISO B del presente contrato de Arrendamiento sean entregadas al ARRENDATARIO los siguientes conceptos se deberán actualizar y pagar de la siguiente manero;	In the event that the SUB-PHASES described in the FIRST CLAUSE, SECTION B of this Lease are delivered to LESSEE, the following concepts must be updated and payed like follows;

(a) Renta Principal: $ 0.40 ddlares (Punto Cuarenta, moneda de los Estádos Unidos de América) más el Impuesto al Valor Agregado (IVA) aplicable, por cada pie cuadrado entregado al ARRENDATARIO.	(a) Primary Rent: $ 0.40 dollars (Point Forty, currency of the United States of America) plus the applicable Value Added Tax (VAT), for each delivered square foot to LESSEE.

(b) Cuota adicional para conectar el sistema contra incendios de la Propiedad Arrendada a la infraestructura de prevencion de incendios del Parque Industrial: $0.015 dolares (Punto Cero Uno Cinco moneda de los Estádos Unidos de América) más el Impuesto al Valor Agregado (IVA) aplicable, por cada pie cuadrado entregado.	(b) Additional fee for connecting the Leased Property’s fire prevention system to the Industrial Park’s fire prevention infrastructure: $ 0.015 dollars (Point zero one five dollars, currency of the United States of America) plus the applicable Value Added Tax (VAT), for each delivered square foot.

(c) Cuota mensual para el mantenimiento del Parque Industrial: $0.015 dolares (Punto Cero Uno Cinco moneda de los Estádos Unidos de América) más el Impuesto al Valor Agregado (IVA) aplicable, por cada pie cuadrado entregado.	(c) Maintenance fee: $0.015 dollars (Point Zero One Five, currency of the United States of America) plus the applicable Value Added Tax (VAT), for each delivered square foot.

B. Año de Arrendamiento. El TÉRMINO “ Año de Arrendamiento” según se utiliza de aqui en adelante, significará un periodo de doce (12) meses consecutivos completos de calendario. El primer Año de Arrendamiento comenzará en la Fecha de Inicio del arrendamiento, si la fecha de inicio ocurrierá el dia primero de un mesde calendario; en caso contrario, el primer Año de Arrendamiento comenzará a partir del primer dia del mes de calendario siguiente a la Fecha de Inicio del TÉRMINO arriba mencionado. Cada Año de Arrendamiento posterior, comenzará a partir del primer aniversario del primer Año de Arrendamiento.	B. Lease Year. The term “Lease Year” as used herein, shall mean a period of twelve (12) consecutive full calendar months. The first Lease Year shall begin on the Commencement Date, if the date of commencement of the term hereof shall occur on the first day of a calendar month; if not then the first Lease Year shall commence upon the first day of the next calendar month following the Commencement Date of the term hereof. Each Lease Year thereafter, shall commence upon the first anniversary of the First Lease Year.

C. Opción para Prorrogar. El ARRENDATARIO tiene la opción de solicitar la prorroga de Término de Arrendamiento en los Términos condiciones y rentas estáblecidos en este Contrato, por 01 (uo) periodo adicional de 120 (ciento veinte) meses (“Terminos de Prorroga”) al dar aviso por escrito dado al ARRENDATARIO en cualquier momento durante el TÉRMINO INICIAL y nada menos que sesenta (60) dias antes del vencimiento Inicial de Arrendamiento o su extension, siempre y cuando el ARRENDATARIO se encuentre al corriente en el pago de la renta y cualesquier otra obligacidn a su cargo en los Términos del presente Contrato. Las partes convienen que por falta de notificación en tiempo y forma para ejercer la Prorroga aqui referida, se entiende que el ARRENDATARIO no tiene intención de extender el TÉRMINO de Arrendamiento y, en consecuencia, el ARRENDATARIO en el ultimo dia del TÉRMINO Inicial del Arrendamiento o la Prorroga, procederá a desocupar la Propiedad Arrendada sin que el ARRENDADOR se lo requiera y sin cualquier otro tramite adicional de lo estáblecido en este contrato.	C. Option to Extend. LESSEE shall have the option to request the extension of the Lease Term of this Lease Agreement upon the terms, conditions and rents set forth herein, for 01 (one) additional period of 120 ( one hundred and twenty) months (“Extension Terms”), by giving written notice to LESSOR in any time during the Initial Term and no less than sixty (60) calendar days prior to the expiration of the Initial Term of this Lease Agreement or its extension, so long as LESSEE is not then in default in payment of rent or of any other obligation hereunder. The parties hereby agree that lack of timely and formal notice by LESSEE to exercise its option to Extended the Term of Lease herein referred, shall be understood that LESSEE does not intend to extend the Lease Term, and consequently, LESSEE shall, no later than the last day of the Initial Term, or extension thereof, proceed to vacate the Leased Property without LESSOR having to request it and with no further proceeding than that herein contained.

TERCERA. RENTA MENSUAL	THIRD. MONTHLY RENT

A. Arrendamiento. Como precio fijo por el arrendamiento de la Propiedad Arrendada durante el TÉRMINO de Arrendamiento, el ARRENDATARIO pagará una renta mensual al ARRENDADOR por la cantidad de $545,536.72 dolares (Quinientos cuarenta y cinco mil quinientos treinta y seis 72/100, moneda de los Estádos Unidos de América), mas el Impuesto al Valor Agregado (IVA) aplicable. Dicha renta se compone por las siguientes cantidades:	A. Lease. As a fixed price for the lease of the Leased Property during the Term of Lease, LESSEE shall pay a monthly rent to LESSOR in the amount of de $545,536.72 dollars (Five hundred forty five thousand five hundred thirty six dollars and sixty two cents 72/100 currency of the United States), plus the applicable Value Added Tax (VAT). Such rent is composed of the following quantities:

(a) Renta principal. La cantidad de $507,476.02 dolares (Quinientos siete mil cuatrocientos setenta y seis 02/100, moneda de los Estádos Unidos de América más el Impuesto al Valor Agregado (IVA) aplicable.	(a) Primary Rent. The amount of $507,476.02 dollars (Five hundred seven thousand four hundred seventy-six dollars and two cents 02/100 currency of the United States), plus the applicable Value Added Tax (VAT).

(b) Renta adicional por Conectar el sistema contra incendios de la Propiedad Arrendada a la infraestructura de prevencidn de incendios del Pargue Industrial. La cantidad de $19,030.35 dolares (Diecinueve mil treinta dolares 35/100, moneda de los Estádos Unidos de América), más el Impuesto al Valor Agregado aplicable.	(b) Additional fee for connecting the Leased Property’s fire prevention system to the Industrial Park’s fire prevention infrastructure. The amount of $19,030.35 dollars (Nineteen thousand thirty dollars and thirty-five cents 35/100 currency of the United States), plus the applicable Value Added Tax (VAT).

(c) Cuota de mantenimiento. La cantidad de $19,030.35 dolares (Diecinueve mil treinta dolares 35/100, moneda de los Estádos Unidos de América), mas el Impuesto al Valor Agregado (IVA) aplicable.	(c) Maintenance fee. The amount of- $19,030.35 dollars (Nineteen thousand thirty dollars and thirty-five cents 35/100 currency of the United States), plus the applicable Value Added Tax (VAT).

B. Incremento de Renta. La Renta, Cuota adicional por Conectar el sistema contra incendios de la Propiedad Arrendada a la infraestructura de prevencion de incendios del Parque Industrial y Cuota de Mantenimiento que el ARRENDATARIO se obliga a pagar al ARRENDADOR, sera ajustada anualmente mediante la aplicacion del mas reciente Indice de Precios al Consumidor (Consumer Index Price) para el area de Los Angeles- Anaheim-Riverside según Públicacion de “United States Bureau Of Labor Statistics”, en cada aniversario del inicio del TÉRMINO de Arrendamiento, en el entendido que dicho ajuste no podrá ser menor al 1.5% ni mayor al 6% anual.	B. Rent Increase. Rent, Additional fee for connecting the Leased Property’s fire prevention system to the Industrial Park’s fire prevention infrastructure and Maintenance Fee LESSEE is bound to pay LESSOR, will be adjusted annually with the application of the most recent Consumer Index Price (Index) for the Los Angeles- Anaheim-Riverside area as published by the United States Bureau Of Labor Statistics, on each anniversary of start of the Lease Term, provided that said adjustment may not be less than 1.5% nor greater than 6% on an annual basis.

Si el control o la Públicacion del Indice es transferida a cualesquier otro departamento, oficina o agencia del gobierno de los Estádos Unidos de América, o es descontinuado o suspendido, entonces el indice mas similar al indice sera utilizado para calcular el incremento en la renta y cuotas de mantenimiento aqui mencionados. Si el ARRENDADOR y el ARRENDATARIO no pueden acordar en un indice alterno semejante, entonces el asunto sera sometido a arbitraje a la “Américan Arbitration Association” de acuerdo con las reglas de la Asociacion en vigor en ese momento, y la decision de los arbitros sera obligatoria para las partes. El costo del arbitraje sera dividido en partes iguales entre el ARRENDADOR y el ARRENDATARIO.	If control or publication of the Index is transferred to any other department, bureau or agency of the United States government or is discontinued, then the index most similar to the Index shall be used to calculate the rent and maintenance fees increases provided for herein. If LESSOR and LESSEE cannot agree on a similar alternate index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of such Association, and the decision of the arbitrators shall be binding upon the parties. The cost of such arbitration shall be divided equally between LESSOR and LESSEE.

Los ajustes de inflacion continuardn en una base anual.	Inflation adjustments will continue on an annual basis.

C. Renta durante el TÉRMINO de Prorroga. La renta mensual durante el Primer Año del Término Prorrogado definido en la Cláusula Sedunda Sección C de este Contrato, será igual al producto de :	C. Rent during the Extended Term. The monthly rent for the First lease year of the Extended Term defined in Clause Second, Section C of this agreement, shall be equal to the product of:

(a) La renta mensual principal pagada por el ARRENDATARIO durante el Año de Arrendamiento inmediato anterior, según se definio en la Cláusula Tercera, Sección A, multiplicada por ;	(a) The monthly rent paid by LESSEE during the immediately preceding Lease Year, as defined in Clause Third, Section A , multiplied by;

(b) El Indice (coma se definio en la Sección anterior) de los doce meses inmediatamente anteriores, Dicho incremento no podrá ser menor al 1.5% ni mayor al 6% anual.	(b) The Index (as defined in the preceding Section) for the immediately preceding twelve months. Said increase may not be less than 1.5% nor greater than 6% on an annual basis.

(c) La renta mensual ajustada sera el resultado de sumar a la renta mensual del Año inmediato anterior, el incremento de la renta calculado conforme al procedimiento mencionado en los incisos anteriores.	(c) Adjusted rent shall be the result of adding to monthly rent paid for the preceding year, the increment of rent calculated according to the procedure mentioned in the preceding paragraphs.

D. Tiempo y Forma de Pago	D. Time and Manner of payment.

(a) El ARRENDATARIO pagará la renta y la cuota de mantenimiento el primer dia de cada mes durante el TÉRMINO Inicial o sus Prorrogas, a partir de la Fecha de Inicio del arrendamiento. Cuando el primer dia del mes sea inhabil, dicha mensualidad se pagard el dia habil inmediato anterior al referido primer dia de cada mes. La renta de cualquier mes parcial será prorrateado.	(a) LESSEE will pay rent and maintenance fee in advance on the first day of each month during the Initial Term or extension thereof, as of the Commencement Date of this agreement. When the first day of the month is a non-working day, such payment shall be performed on the working day immediately preceding the aforementioned first day of each month. Rent for any partial month will be prorated.

Si dicha renta o cuota de mantenimiento no se paga dentro de los primeros diez (10) dias naturales de cada mes, el ARRENDATARIO incurre en mora y en este acto se obliga a pagar como interes moratorio, el cinco por ciento (5%) mensual sobre el importe que corresponda.	If such rent or maintenance fee is not paid within the first ten (10) calendar days of any given month, LESSEE will be in delinquency of payment and hereby is bound to pay a five percent (5%) monthly late payment fee applicable to the corresponding amount.

(b) El ARRENDATARIO pagará la Renta Principal, Cuota Adicional por Conectar el Sistema Contra Incendios Central del Parque Industrial y Cuota de Mantenimiento, las cuales vienen estáblecidas en la Cláusula Tercera, Sección A del presente contrato, en Dolares moneda de los Estádos Unidos de América, en el domicilio del ARRENDADOR señalado en este Contrato, o por deposito directo o electronica o transferencia en el domicilio de la institucion de credito o cesionario de los derechos del ARRENDADOR, derivados de este Contrato, en los Términos de este Contrato de Arrendamiento, conforme a la informacidn bancaria descrita en el Anexo I, mismo que se anexa al presente contrato.	(b) LESSEE will pay Primary Rent, Additional Fee for Connecting the Leased Property’s Fire Prevention System to the Industrial Park’s Fire Prevention Infrastructure and Maintenance Fee, which are set forth in Clause Third, Section A of this Lease, in Dollars currency of the United States of America, at the address of LESSOR that is set forth in this Agreement, or by mail or direct deposit or wire transfer or to the assignee of the rights of LESSOR arising from this Agreement, in the terms of this Lease, according to the bank information detailed in Exhibit I, which is attached hereto.

En caso de que el pago se hiciera con cheque, el mismo se recibirá salvo buen cobro y en los Términos del articulo 193 de la Ley General de Titulos y Operaciones de Credito. En caso de falta de fondos, el ARRENDATARIO deberá indemnizar al ARRENDADOR, de los daños y perjuicios que le ocasione, siendo como minimo el 20% (veinte por ciento) del valor del cheque.	In the event that payment is performed with a check, the same will be received conditioned to its payment in the terms of article 193 of the General Title and Credit Operations Law. In the event that check has no funds, LESSEE shall indemnify LESSOR of damages caused, with a minimum of 20% (twenty percent) the amount of the check.

La factura correspondiente al arrendamiento mensual sera enviada por correo electrdnico dentro de los primeros 5 dias naturales de cada mes, tal como lo estáblecen las regulaciones fiscales mexicanas. El ARRENDADOR debera de proveer de instrucciones por escrito respecto a cualquier cambió en el lugar o forma de pago.	The invoice corresponding to the monthly lease will be sent by email within the first 5 calendar days of each month, as established by Mexican tax regulations. LESSOR shall provide written instructions regarding any changes in place or manner in payment of rents.

E. Daños y Perjuicios. La terminación anticipada de este contrato de Arrendamiento por incumplimiento del ARRENDATARIO, en cualquier momento previo al Término de Arrendamiento, obliga al ARRENDATARIO al pago de daños y perjuicios, consistentes en el pago de una cantidad equivalente al Importe de la totalidad de las rentas estipuladas en este contrato por la duración total del mismo.	E. Liquidated Damages. Anticipated termination of this Lease Agreement due to a default of LESSEE at any moment prior to expiration of the Lease Term, binds LESSEE to payment of damages, in the amount equivalent to the sum of all rents stipulated in this agreement, for the total duration of Lease.

De igual forma, dicha terminación anticipada faculta al ARRENDADOR automáticamente y sin trámite alguno para aplicar como pago de los daños y perjuicios que estime, todas las cantidades pagadas o depositadas por el ARRENDATARIO, por cualesquier concepto incluyendo, pero no limitado a rentas anticipadas o deposito en garantia.	Such anticipated termination also entitles LESSOR to automatically and without any proceeding, apply as estimated damages all sums paid or deposited by LESSEE, for any concept including but not limited to prepaid rent or as security deposit.

F. Relieve. El pago de cualesquier renta debida a este Arrendamiento, no será retenida o reducirda por ningúna razon y el ARRENDATARIOse compromete a hacer valer cualquier reclamo, demanda u otro derecho contra el ARRENDADOR solo a través de un procedimiento independiente .	F. Setoff. The payment of any rent due under this Lease, shall not be withheld or reduced for any reason whatsoever, and LESSEE agrees to assert any claim, demand, or other right against LESSOR only by way of an independent proceeding.

G.	G.

H. Hasta en tanto se elabore la correspondiente Acta de Entrega- recepción de la SEGÚNDA ETAPA, la cual deberd ser firmada por las Partes y una vez que se elabore la correspondiente Acta de Entrega- Recepción de la PRIMERA ETAPA, la cual deberá de ser firmada por las partes, la cual consiste en una superficie de 25,489.64 m2 (Veinticinco mil cuatrocientos ochenta y nueve punto sesenta y	H. Until the corresponding Building Delivery Letter of the SECOND PHASE is duly signed by both parties and once the corresponding Building Delivery Letter of the FIRST PHASE is duly signed by both parties, which consists of an area of 25,489.64 m2 (Twenty-five thousand four hundred eighty-nine point sixty-four square meters), equivalent to 274,370.50 ft2 (Two hundred seventy-four thousand three

cuatro metros cuadrados), equivalentes a 274,370.50 ft2 (Doscientos setenta y cuatro mil trescientos setenta punto cincuenta pies cuadrados), el ARRENDATARIO se obligá a pagar una renta principal por la cantidad de $109,748.20 dolares (Ciento nueve mil setecientos cuarenta y ocho dolares 20/100, moneda de los Estádos Unidos de América), mas el Impuesto al Valor Agregado (IVA) aplicable, asi como la cantidad de $4,115.56 dolares (Cuatro mil ciento quince dolares 56/100, moneda de los Estádos Unidos de América), adicionado del Impuesto al Valor Agregado (IVA) aplicable, por concepto de renta adicional por conectar el sistema contra incendios de la Propiedad Arrendada a la infraestructura de prevencidn de incendios del Parque Industrial y la cantidad de $4,115.56 dolares (Cuatro mil ciento quince dolares 56/100, moneda de los Estádos Unidos de América), adicionado del Impuesto al Valor Agregado (IVA) aplicable, por concepto de Cuota de mantenimiento.	hundred and seventy point fifty square feet), the LESSEE is obliged to pay a primary monthly rent in the amount of $ 109,748.20 dollars (One hundred nine thousand seven hundred forty-eight dollars 20/100, currency of the United States of America), plus the applicable Value Added Tax (VAT), as well as the amount of $4,115.56 dollars (Four thousand one hundred fifteen Dollars 56/100, currency of the United States of America), plus the applicable Value Added Tax (VAT), established by both parties as additional fee for connecting the Leased Property’s fire prevention system to the Industrial Park’s fire prevention infrastructure and $4,115.56 dollars (Four thousand one hundred fifteen Dollars 56/100, currency of the United States of America), plus the applicable Value Added Tax (VAT), for Maintenance Fee.

CUARTA. REEMBOLSO DE GASTOS.	FOURTH. EXPENSE REIMBURSEMENT.

I. El ARRENDATARIO estárá obligado a efectuar de manera oportuna, el pago de los siguientes conceptos, en relación con la Propiedad Arrendada:	I. LESSEE is obliged to make the following payments in a timely manner, in connection with the Leased Property:

(a) El Impuesto Predial de la Propiedad Arrendada, y cualquier otra contribucion por modificaciones, mejoras o plusvalia, cualquiera que sea el término con el que la autoridad competente identifique la imposicibn de tales impuestos o contribuciones, que graven la Propiedad Arrendada (identificados en su conjunto como el “Impuesto Predial”).	(a) The Property Tax over Leased Property and any other contribution, for modifications, improvements or capital gains, or whatever the term that the imposing authority may use for such taxes or contributions levied over the Leased Property (Herein identified collectively as the “Property Tax”),

(b) El costo de las polizas de seguros de la Propiedad Arrendada a que se refiere la Cláusula Septima, y el costo del deducible correspondiente a cualquier reclamacion; y	(b) The cost of the insurance policies of the Leased Property referred to in Clause Seventh, and the cost of the deductible for any claim, and

(c) El costo del mantenimiento y reparacion de la Propiedad Arrendada.	(c) The cost of maintenance and repair of the Leased Property.

II. El pago de dichas obligaciones podrá ser efectuado por el ARRENDADOR en dado caso que el ARRENDATARIO se lo solicite por escrito, con cuando menos diez dias habiles anteriores a la fecha de vencimiento del pago correspondiente. De igual manera, el ARRENDADOR retiene el derecho de efectuar tales pagos, en caso de que advierta que el ARRENDATARIO ha incumplido con dicha obligacion.	II. Payments for such obligations could be made by LESSOR in such case LESSEE makes the corresponding solicitation in writing, with at least ten working days prior to the expiration of the corresponding obligation. In addition, LESSOR retains the right of making such payments, in case it evidences that LESSEE is in default.

En ambos casos, el ARRENDATARIO se obliga a reembolsar al ARRENDADOR el importe de los pagos en que este ultimo haya incurrido, en un plazo de cinco (5) dias posteriores a la fecha en que e ARRENDADOR exhiba los comprobantes de pago correspondientes.	In both cases, LESSEE is obligated to reimburse LESSOR the cost of payments incurred, during the next five (5) days subsequent to the date that LESSOR delivers the corresponding proofs of payment.

En ningún caso el ARRENDADOR liberara a ARRENDATARIO de su obligacion de efectuar el pago de los concepto mencionados en está Cláusula.	At no moment does LESSOR free LESSEE on its obligation of making the payments mentioned in this Clause.

III. El costo de los anteriores conceptos, cualquier otro concepto distinto al Precio del Arrendamiento estipulado en este Contrato de Arrendamiento, que el ARRENDATARIO este obligado a rembolsar al ARRENDADOR, se identifican en lo sucesivo como los “Gastos Reembolsables”.	III. The cost for the above obligations, and any concept other than the Lease Price set forth under this Lease, that LESSEE is obligated to reimburse LESSOR, are identified hereinafter as the “Reimbursable Expenses”.

En caso de que la ARRENDATARIA no entregue el pago de los gastos reembolsables en el plazo establecido en la fracción II de esta Cláusula, la ARRENDATARIA se encontrará en mora y se obliga a pagar un cinco por ciento (5%) mensual de recargo por mora aplicable a la cantidad	In case LESSEE fails to deliver payment for reimbursable expenses in the time limit set forth in section II of this Clause, LESSEE will be in delinquency of payment and hereby is bound to pay a five percent (5%) monthly late payment fee applicable to the corresponding amount.

IV. El pago al ARRENDADOR de los Gastos Reembolsables deber hacerse considerando los mismos Términos y condiciones previstos en la Cláusula tercera anterior, aplicable a los pagos mensuales del precio del arrendamiento.	IV. The payment to LESSOR of Reimbursable Expenses must be made considering the same terms and conditions set forth in the third clause above, which applies to monthly payments of rent.

QUINTA. SERVICIOS	FIFTH. SERVICES

I. A partir de la fecha de inicio de este Contrato de Arrendamiento, el ARRENDATARIO se obliga a pagar puntualmente todos los servicios de agua, gas, refrigeracion, energia electrica, alumbrado, drenaje y alcantarillado, tratamiento y descarga de aguas residuales, recoleccion, manejo y disposicion de basura y residuos, telefonia y telecomunicaciones, vigilancia y, en general, todos los servicios que utilice en la Propiedad Arrendada (Los “Servicios”) , asi como el debido pago de los derechos de conexion correspondientes en caso de ser requeridos por alguno de los servicios mencionados de manera enunciativa mas no limitativa.	I. From the date of Commencement of this Lease, the LESSEE agrees to timely pay all utilities, of gas, refrigeration, electricity, lighting, drainage and sewage treatment and sewage discharge, collection, management and disposal of garbage and waste, telephone and telecommunications, surveillance, and in general all services used in the Leased Property (“Services”), as well as the due payment of the corresponding connection fees in case they are required by any of the aforementioned but not limiting services.

II. El ARRENDATARIO serä responsable de contratar directamente y a su costa con los proveedores Públicos o privados autorizados, según corresponda y conforme a la Reglamentacibn Aplicable, los servicios de capacidad, consumo y conexion fisica de los Servicios que requiera para la adecuada operacion y funcionamiento de las actividades del ARRENDATARIO en la Propiedad Arrendada, asi como para la adecuada conservacion, mantenimiento, higiene y seguridad de la Propiedad Arrendada.	II. The LESSEE is responsible of negotiating directly with the costs and its public or approved private providers, as appropriate and according to the applicable regulations, service capacity, consumption and physical connection of the services required for proper operation and performance LESSEE’S activities in the Leased Property and for the proper conservation, maintenance, health and safety of the Leased Property.

III. EL ARRENDADOR asume la responsabilidad de obtener a precios y tiempos eficientes de mercado la energia electrica necesaria requerida por el ARRENDATARIO para su operacion, debiendo notificar por escrito a EL ARRENDADOR sus necesidades de energia can un tiempo razonable.	III. LESSOR assumes the responsibility of obtaining the necessary energy required by LESSEE for its operation in efficient time and market prices, LESSEE must notify LESSOR in writing of its energy needs within a reasonable time.

Sera responsabilidad de EL ARRENDATARIO el cubrir cualquier pago necesario para la contratacion de dicho servicio, siendo estos, de manera enunciativa mas no limitativa, los siguientes; (i) contratacion del servicio, (ii) pago de derechos de conexion y (iii) deposito en garantia.	It will be the responsibility of LESSEE to cover any payment necessary for the contracting of said service, these being, but not limited to, the following; (i) contracting the service, (ii) connection fees and (iii) warranty deposit.

SEXTA. REPARACIONES, ALTERACIONES Y MEJORAS.	SIXTH. REPAIRS, ALTERATIONS AND IMPROVEMENTS.

I. ARRENDADOR.	I. LESSOR.

1. Despues de recibir notificacibn por escrito del ARRENDATARIO, el ARRENDADOR, a su costa deberá, interfiriendo lo menos posible con el ARRENDATARIO en el uso normal de la Propiedad Arrendada, proceder en forma diligente a reparar cualesquier defecto estructural en el techo o paredes exteriores construidas por ARRENDADOR, excepto el uso normal, desgaste y daños causados por el ARRENDATARIO. El ARRENDADOR no será responsable de daño alguno y no estára obligado a reparar ninguno de los daños causados por negligencia u omision del ARRENDATARIO, o de sus empleados, agentes, invitados o contratistas. El ARRENDADOR no tendrá obligacion adicional alguna de mantenimiento o reparacion de cualquier otra porcion de la Propiedad Arrendada, excepto por la reparacion de aquellas mejoras construidas por el ARRENDADOR para el ARRENDATARIO, durante el primer año despues de la terminacion de tales mejoras. El ARRENDADOR no será responsable ante	1. After receiving written notification from the LESSEE, the LESSOR, at its own expense, shall with minimum interference to LESSEE in the normal use of the Leased Property, proceed to diligently repair any structural defect in the roof or exterior walls built by LESSOR, except for normal use, wear and damage caused by LESSEE. LESSOR shall not be liable for damages and shall not be obligated to repair any damage caused by negligence or omission of LESSEE or its employees, agents, guests or contractors. LESSOR will have no additional obligations for the maintenance or repair of any other portion of the Leased Property, except for the repair of those improvements built by LESSOR for LESSEE, in the first year after the completion of such improvements. LESSOR shall not be liable to LESSEE for any damage that may result from the failure of LESSOR to make such repairs, unless LESSEE has notified LESSOR of the need for such repairs, and LESSOR has not commenced such repairs in the fifteen (15)

el ARRENDATARIO por cualesquier daño que resulte del incumplimiento por parte del ARRENDADOR de hacer las reparaciones, salvo que el ARRENDATARIO haya notificado al ARRENDADOR de la necesidad de tales reparaciones, y el ARRENDADOR no haya iniciado a realizarlas dentro del TÉRMINO de quince (15) dias de calendario siguientes a en el edificio. Sin embargo, se entiende que cualquier daño causado por tales fugas tanto a los materiales o equipos o cualquier posesión de la ARRENDATARIA no será responsabilidad del a ARRENDADOR. En consecuencia, el ARRENDATARIO deberá mantener vigente una póliza de seguro que cubra dichos bienes, liberando al ARRENDADOR de cualquier responsabilidad a que se refiere.l	calendar days following such notification, and has not made the repairs in a diligent way in the case of more urgent matters. Any leak in the roof will be repaired by LESSOR unless such conditions are caused by any act on part of LESSEE on the premises made in the building. However, it is understood that any damage caused by reason of such leaks both to materials or equipment or any possession of LESSEE will not be the responsibility of LESSOR. Consequently, LESSEE shall keep in force an insurance policy covering such property, and release to LESSOR from any liability that is mentioned.

2. En caso de que el ARRENDADOR no inicie las reparaciones que se describen en este contrato, dentro del término de quince (15) dias de calendario[1] siguientes a la notificacidn que le haya sido formulada en dicho sentido, el ARRENDATARIO podrá, pero no sera requerido para ello, efectuar o hacer los arreglos necesarios para que se efectuen tales reparaciones sin autorizacidn previa de los costos de dichas reparaciones por el ARRENDADOR, y el ARRENDADOR deberá, al requerirsele, pagar el costo de dichas reparaciones.	2. If LESSOR fails to begin the repairs described in this lease, in the fifteen (15) calendar days following the corresponding notification, LESSEE may, but is not required to do so, carry out or arrange for such repairs to be made without prior permission from the costs of such repairs by the LESSOR, and LESSOR shall, once required, pay the cost of those repairs.

3. El ARRENDADOR mantiene su derecho de utilizar, accesar y llevara cabo alteraciones e instalaciones en el techo de la Propiedad Arrendada.	3. LESSOR maintains its right to use, access and perform additional alterations and installations on the roof of the Leased Property.

II. ARRENDATARIO.	II. LESSEE.

1. El ARRENDATARIO, a su costa, deberá conservar y mantener en buenas condiciones y reparar, excepto por cuanto hace el uso y deterioro normal, toda la Propiedad Arrendada incluyendo en forma enunciativa y no limitativa a Mejoras y, excepto por aquellas obligaciones de ARRENDADOR mencionadas en la Sección “I”, 1, de está Cláusula, las instalaciones de plomeria, drenaje, y otros servicios que se encuentren dentro y sirven a la Propiedad Arrendada, asi como enseres, divisiones, paredes inferiores incluyendo pintura, tantas veces como sea necesaria), pisos, cielos, anuncios, puertas, ventanas, cristales, reparaciones electricas y todas las demás reparaciones de cualquier tipo y motivo que sea necesario hacer a la Propiedad Arrendada. El ARRENDATARIO, a su costa, reparará todas las goteras excepto aquellas causadas por defectos de	1. LESSEE, at its expense, shall keep and maintain in good condition and repair, except as and does the normal wear and tear, any Leased Property including but not limited to improvements and, except for those mentioned in lease obligations the Item “I”, 1, of this clause, the plumbing, drainage and other services that are within and serving the Leased Property and fixtures, partitions, walls (including interior painting, as often as necessary ), floors, ceilings, signs, doors, windows, gloss, electrical repairs and all other repairs of any kind and for whatever reason necessary to the Leased Property. LESSEE, at its expense, , must repair all leaks except those caused by construction defects; provided, further that LESSOR shall be responsible for all roof repairs (including leaks) except for those leaks caused by LESSEE’S perforation of the roof. The plumbing

construccion; de igual manera El ARRENDADOR será responsable de todas las reparaciones al techo (incluidas las fugas), excepto por aquellas que sean causadas por perforaciones realizadas por el ARRENDATARIO. Las instalaciones de plomeria no podrán ser usadas para fines diversos a aquellos para las que fueron construidas, en el entendido que toda descarga que se realice hacia la red de descarga de aguas residuales del Parque Industrial, deberá ser tratada previamente por el ARRENDATARIO de conformidad con la Norma Oficial Mexicana número NOM- 002-SEMARNAT-1996, que estáblece los limites máximos de contaminantes contenidos en descargas de agua residuales. Cualquier modificación al sistema existente, requiere de autorización por escrito por parte del ARRENDADOR. El costo de cualquier quebradura, obstaculizacidn o daño resultante de una violacidn a está estipulación sera pagado por el ARRENDATARIO. El ARRENDATARIO podrá solamente almacenar en forma temporal toda clase de basura dentro de la Propiedad Arrendada, debiendo hacer los arreglos necesarios para su recoleccion regular a costa del ARRENDATARIO. El ARRENDATARIO no deberá incinerar basura de especie alguna en la Propiedad Arrendada o en el Parque Industrial o cerca de el. El ARRENDATARIO debe mantener todas las partes de la Propiedad Arrendada y aquellas areas adjuntas de la Propiedad Arrendada en condiciones de limpieza, aseo y orden, libre de basura, escombro y obstruccion ilegal.	facilities shall not be used for purposes other than those for which they were built, in the understanding that all discharges into the Industrial Park’s main sewage line shall necessarily be treated previously by LESSEE in compliance with NOM-002-SEMARNAT-1996 that establishes the maximum permitted limits of pollutants in residual water discharges into the sewage systems. Any modification to the existing system shall require written authorization of LESSOR. The cost of any breakage, obstruction or damage resulting from a violation of this provision shall be paid by the LESSEE. The LESSEE may only temporarily store all kinds of garbage in the Leased Property and shall make arrangements for regular pick at the expense of LESSEE. The LESSEE shall not incinerate garbage of any kind on the Leased Property or in the Industrial Park or near it. The LESSEE should keep all parts of the Leased Property and those annexed areas of the Leased Property in a clean ambiance and in order, free of litter, debris and illegal obstruction.

2. El ARRENDATARIO mantendrá la Propiedad Arrendada libre de cualquier cargo o gravamen derivado de actos u omisiones del ARRENDATARIO, incluidos los derivados de actos o construcciones realizadas u ordenadas por el ARRENDATARIO .Sin embargo, si por cualquier razón, las obligaciones contraídas por el ARRENDATARIO con cualquier tercero, o cualquier otro acto u omisión del ARRENDATARIO, el ARRENDATARIO es responsable o involucrado en un litigio, el ARRENDATARIO asegurará e indemnizará al ARRENDADOR incluyendo cualquier costo, gastos y honorarios de abogados incurridos como resultado de esto, excepto en aquellos casos en los que el reclamo o la responsabilidad impuesta al ARRENDADOR en dicho litigio surja de, o se relacione con, actos u omisiones del ARRENDADOR. En caso de que el ARRENDATARIO no libere totalmente dicho gravamen o embargo dentro de los treinta (30) díos siguientes a la fecha de su constitución, o no	2. The LESSEE shall keep the Leased Property free of any charge or lien arising from acts or omissions of LESSEE, including those arising from acts or construction done or ordered by the LESSEE. However, if for any reason, the obligations incurred by the LESSEE with any third party, or any other act or omission of the LESSEE, the LESSOR is mode responsible or involved in litigation, the LESSEE will safe and indemnify the LESSOR including any costs, expenses and attorneys fees incurred as a result of this, except in those instances in which the claim or responsibility imposed on LESSOR in such litigation arises from, or relates to, LESSOR’S acts or omissions. If the LESSEE does not fully release the levy or seizure within thirty (30) days from the date of its constitution, or fails to provide a bond acceptable to LESSOR in case of dispute, the LESSOR may, at its option, pay all or part of it. In case that the LESSOR to pays such levy or attachment, or part thereof, the LESSEE shall, upon request of LESSOR, immediately

proporciona una fionza aceptable al ARRENDADOR en caso de litigio, el ARRENDADOR podrá, a su opción, pagor toda o parte del mismo. En caso de que el ARRENDADOR pague tal gravomen o embargo, o una parte del mismo, el ARRENDATARIO deberá, a solicitud del ARRENDADOR, pagor de inmediato al ARRENDADOR el monto de lo pagodo, junto con intereses del 5%(cinco) por ciento mensual a partir de la fecho de pago. Ningún gravamen o embargo derivado de actos u omisiones del ARRENDATARIO deberá en forma alguna gravar o afectar los derechos del ARRENDADOR sobre la Propiedad Arrendada.	pay the amount of the payment, together with interest at 5% (five) by percent per month from the date of payment. Any lien arising from acts or omissions of LESSEE shall in not encumber or affect the rights of the LESSOR over the Leased Property.

3. El ARRENDATARIO, a su costo, deberá mantener vigente en todo tiempo, una poliza de mantenimiento por el equipo proporcionado por el ARRENDADOR tal como pero no limitado a equipo, aire acondicionado e instalaciones electricas; el ARRENDATARIO entregará al ARRENDADOR una copia de la poliza de mantenimiento dentro de los 20 dias siguientes a la Fecha de Inicio.	3. LESSEE, at its cost, shall maintain in force at all time, a maintenance policy for equipment provided by the LESSOR as but not limited to, air conditioning and electrical installations, the LESSEE will deliver to LESSOR a copy of the maintenance policy within 20 days from the date of Commencement Date.

4. El ARRENDATARIO deberá obtener el consentimiento por escrito del ARRENDADOR, para poder efectuar alguna alteración, mejora o adición a las paredes inferiores y exteriores de la Propiedadla Arrendada. El ARRENDATARIO no dañará ningún piso, pared, techo, division, o trabajos de madera, mamposteria o de herraje en relación con la construccion de tales alteraciones o mejoras.	4. The LESSEE shall obtain the written consent of the LESSOR, in order to make any alterations, improvements or additions to the interior and exterior walls |he Leased Property, the LESSEE will .not, damage any floor, wall, ceiling, division, or wood work, masonry or fitting in relation to the construction of such alterations or improvements.

5. El ARRENDATARIO es responsable de efectuar cualquier modificación, adecuación o reparación de la Propiedad Arrendada, que pudiera ser requerida por autoridad de naturaleza administrativa, ambiental o ecologica, de protección civil, salubridad, bomberos, laboral, o cualquier otra en el ámbito federal o local, incluyendo de manera enunciativa mas no limitativa cualquier sistema de seguridad adicional, mismos que pueden consistir en alarmas, sistemas contra incendios, luces de emergencia o cualquier otro sistema de seguridad requerido así como sus respectivas actualizaciones en caso de que las mismas sean solicitadas por cualquier autoridad mencionada con anterioridad.	5. LESSEE is responsible of making all modifications, adaptations or repairs on the Leased Property that may be required by any federal or local authority, for any administrative purposes, such as ecological or environmental, health, public security, fire prevention, labor, or any other matter, including but not limited to any other additional security system, which may consist of alarms, fire prevention systems, emergency lights or any other required security systems as well as their respective updates in case they are requested by any authority mentioned above.

SEPTIMA. SEGUROS.	SEVENTH. INSURANCE.

En todo caso, y para todos los seguros que se detallan a continuación, el ARRENDATARIO acepta que previo a la ocupación de la Propiedad Arrendada y en todo momento durante el término de Arrendamiento, el ARRENDATARIO obtendrá y mantendrá vigente, a cuenta y gasto del ARRENDATARIO, las polizas de seguro a “Valor de Reposición”, y emitida por compania de seguros debidamente autorizada por la Comision Nacional de Seguros y Fianzas, que a continuación se detallan y que habrán de asegurar al ARRENDADOR y al ARRENDATARIO como co-asegurados, en los siguientes términos:	In all cases, and for all the insurance coverings herein detailed, LESSEE accepts that prior to occupation of the Leased Property and at all times throughout the Lease Term, LESSEE will obtain and maintain in full effect at the full cost and expense of LESSEE, insurance policies, at “Replacement Value” issued by Insurance Company duly authorized by the National Banking and Securities Commission, herein detailed and that shall cover LESSOR and LESSEE as co-insured, in the following terms:

A. Seguros de Responsabilidad Civil. Durante el término de Arrendamiento, EL ARRENDATARIO a su exclusivo costo, deberá obtener y mantener en vigor, una poliza de seguro de responsabilidad civil, en términos satisfactorios para el ARRENDADOR, incluyendo daños en la Propiedad Arrendada y daños ambientales, y que tambien asegure al ARRENDATARIO y al ARRENDADOR (y a aquellos agentes o empleados del ARRENDADOR, o los subsidiarios o afiliados del ARRENDADORo cualquier candidato del ARRENDADOR, que tenga interes en la Propiedad Arrendada, incluyendo sin limitacion titulares de cualquier hipoteca que grave la Propiedad Arrendada), contra la responsabilidad por lesiones o daños a personas y a la propiedad y por muerte de cualesquier persona ya sea que esto ocurra en la Propiedad Arrendada o cerca de ella. La responsabilidad por dicha poliza sera la cantidad de US $5,000,000.00 (Cinco millones de Dolores Moneda de los Estádos Unidos de América), y deberá estár vigente con anterioridad a la Fecha de Inicio. El ARRENDADOR o quien asigne deberá nombrarse como beneficiario de los pagos resultantes de dicha poliza.	A. Comprehensive Liability Insurance. During the Lease Term, LESSEE shall, at its exclusive expense, obtain and maintain in full force a policy of comprehensive liability insurance in terms satisfactory to LESSOR, including Leased Property and environmental damage, that also insures LESSEE and LESSOR (and such other agents or employees of LESSOR, LESSOR’S subsidiaries or affiliates, or LESSOR’S assignees or any nominee of LESSOR holding any interest in the Leased Property, including without limitation, the holder of any mortgage encumbering the Leased Property) against liability for injury to persons and property and for death of any persons occurring in or about the Leased Property. The liability to such insurance shall be in the amount of US $5,000,000.00 (Five million Dollars U.S. Currency), and shall be in effect prior to or upon the Commencement Date. LESSOR or its appointee shall be named beneficiary of all proceeds from said insurance policy.

B. Incendio y Seguros Adicionales. Durante el Término de Arrendamiento, el ARRENDADOR a costa del ARRENDATARIO, deberá obtener y mantener en vigor, por el costo total de reposición de las Mejoras del ARRENDADOR que nunca sera inferior al valor de reposición del Edificio Arrendado, asi como por toda y cualesquier Mejora Contractual, una poliza o polizas de seguro contra incendio, rayo, explosión, accidentes de aviación, humo, tormenta, temblor, granizo, daños por vehiculos, erupción volcánica, huelgas, conmoción civil, vandalismo, motines, acto maliciosos, remocin de escombros, calderas de vapor u objetos de presidón o rotura de maquinaria si es aplicable, e inundación, que proteja la totalidad de la Propiedad Arrendada, incluyendo en forma enunciativa y no limitativa el Edificio y su acondicionamiento interior.	B. Fire and Other Insurance. During the Lease Term, LESSOR shall, at the expense of LESSEE, obtain and maintain in full force, for the full replacement value of LESSOR’S Improvements, never to be inferior to the replacement value of the Leased Building, as well as for any and all Contractual Improvements, a policy or policies of insurance for fire, lightning, explosion, falling aircraft, smoke, windstorm, earthquake, hail, vehicle damage, volcanic eruption, strikes, civil commotion, vandalism, riots, malicious mischief, debris removal steam boiler or pressure object or machinery breakage if applicable, and flood insurance, on all the Leased Property, including but not limited to the shell Building and interior fit-up.

El ARRENDATARIO, según la ETAPA o SUB ETAPA correspondiente, tambien obtendrá a su propio costo y mantendrá seguro de rentas y cuotas en una cantidad equivalente a doce meses de renta, cuotas de mantenimiento y conexion al sistema contra incendios de la Propiedad Arrendada a la infraestructura dea prevencion de incendios del Parque Industrial, según se estipula en el presente, a favor del ARRENDADOR.	LESSEE, according to the corresponding PHASE or SUB- PHASE, shall also obtain at its own cost and maintain rental and fees insurance in the amount of twelve months rent, maintenance and connecting the Leased Property’s fire prevention system to the Industrial Park’s fire prevention infrastructure fees, provided for herein in favor of LESSOR.

El ARRENDATARIO será responsable de mantener asegurados todos los bienes de su propiedad, incluyendo sus inventarios existentes, maquinaria, equipo, medios de transporte, asi como todas las mejoras adicionales a la propiedad Arrendada, ya sean efectuadas tanto por el ARRENDADOR como por el ARRENDATARIO, indistintamente, asi como cualquier otro contenido en la Propiedad Arrendada.	LESSEE shall be responsible for maintaining insurance on all of LESSEE’S property, including its existing inventory, machinery, equipment, transportation as well as all additional improvements to the Leased property, whether carried out by both the LESSOR and the LESSEE, interchangeably, as well as any other content on the Leased Property.

C. Forma, Pago y Entrega de Polizas. Cada poliza de seguro a que se refieren los parrafos anteriores sera expedida en las formas aprobadas por la Secretaria de Hacienda y Credito Público y/o cualesquier autoridad competente y suscrita con una o mas compañias autorizadas para expedir polizas de seguros en Mexicali, Baja California, México y deberán en todo caso estipular que las mismas no estárán sujetas a cancelación o modificacion, sino con la autorizacion por escrito del ARRENDADOR. El ARRENDATARIO entregaró al ARRENDADOR el original de dichas polizas junto con el recibo de pago de las primas. Si el ARRENDATARIO lo prefiere y previa autorizacion expresa y por escrito del ARRENDADOR, o bien, si transcurridos quince (15) dias naturales posteriores a la Fecha de Inicio, o posteriores a la fecha de cumplimiento de cada aniversario del Año de Arrendamiento, el ARRENDATARIO no acredita haber efectuado el pago de las primas de seguros correspondiente, el ARRENDADOR podrá efectuar por su cuenta el pago de las polizas de seguro que cubran todos los riesgos que se estipulan en este contrato, y proporcionará al ARRENDATARIO con copia de tales polizas que en todo caso nombrardn al ARRENDADOR como coasegurado. Dichos pagos deberán ser reembolsados por el ARRENDATARIO al ARRENDADOR junto con el primer pago de renta posterior a la fecha de presentacidn de dichas polizas pagadas. La falta de reembolso oportuno por parte del ARRENDATARIO respecto a las primas de seguro que le sean presentadas por el ARRENDADOR, generara un cargo por mora del cinco por ciento (5%) aplicable al monto correspondiente.	C. Form and Delivery of Policies. Each insurance policy referred to in the preceding paragraphs, shall be in a form approved by the Department of Finance and Public Credit and written with one or more companies licensed to do insurance in Mexicali, Baja California, Mexico, and shall provide that it shall not be subject to cancellation or change except prior written authorization from LESSOR. LESSEE will deliver to LESSOR an original of such policies, together with copies of payment receipts of the premiums thereof. If LESSEE prefers and provided prior express written authorization of LESSOR, or in such case LESSEE does not deliver the corresponding proof of payment of such insurance policies during the first fifteen (15) calendar days following the start of the Initial Term, or any Lease Year anniversary, LESSOR may obtain at its own cost expense such insurance policies covering all risks as provided in this Agreement, and shall provide LESSEE with a copy of such policies that in all cases shall name LESSOR as co-insured. Such payment shall be reimbursed by LESSEE to LESSOR along with the first monthly rent following the presentation of such paid insurance policies. LESSEE’S failure to timely reimburse or pay insurance premiums as presented by LESSOR, will generate a five percent (5%) monthly late payment fee applicable to the corresponding amount.

D. Renuncia de Subrogación. Las partes se relevan reciprocamente, y a sus representantes autorizados respectivos, de toda y cualesquier reclamación por daños a cualquier otra persona o a la propiedad y a sus accesorios, propiedad personal, mejoras de la arrendataria, y alteraciones ya sea a la propiedad del ARRENDADOR o del ARRENDATARIO o en la propiedad que sean causados por o como resultado de daños asegurados por cualesquier poliza de seguro contratada por Jas partes y en vigor al momento de dicha destruccidn.	D. Waiver of Subrogation. The parties release each other and their respective authorized representatives, from any claims for damage to any person or to the Leased Property and to the fixtures, personal property, tenant’s improvements, and all other improvements of either LESSOR or LESSEE’S in or on the premises that are caused by or result from risks insured under any of the insurance policies carried by the parties and in force at the time of any such damage.

En caso de que cualesquiera de las partes contrate seguro, la poliza deberó estáblecer que la compania de seguros renuncia al derecho de recuperar mediante renuncia de subrogacion contra cualesquiera de las partes en relacion con el daño cubierto por cualesquier poliza. Si una de las partes no puede obtener dicha renuncia de subrogacion a traves de esfuerzos razonables, deberá obtener un seguro nombrando a la otra parte como coasegurada en los términos de su poliza para cumplir la intención de está disposición.	If either party purchases insurance, the policy shall provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with any damage covered by any policy. If a party hereto cannot obtain such waiver of subrogation through reasonable efforts, it shall obtain insurance naming the other party as a coinsured under its policy in order to accomplish the intent of this provision.

A toda poliza de seguro presentada por el ARRENDATARIO para cumplir con está Cláusula, deberán inciuirse los siguientes endosos:	All insurance policies presented by the LESSEE to comply with this clause, shall include the following endorsements:

Endoso de Renuncia de Subrogacion de Derechos en contra del ARRENDADOR, sus filiales, sus subsidiarios, empleados y/o directivos.	Endorsement of Waiver of Subrogation of Rights against LESSOR, its affiliates, subsidiaries, employees and / or managers.

Endoso de Aviso de Cancelación al ARRENDADOR por parte de la compania de seguros, con un término de 30 dias de anticipacion.	Endorsement of Notice of Cancellation to LESSOR by the insurance company, with a minimum period of 30 days in advance.

Endoso que exprese que cualquier petición expresa del ARRENDATARIO para rescindir, revocar, anular o modificar la poliza de seguro, deberá acompañarse de la autorizacidn por escrito del ARRENDADOR.	Endorsement of authorization of any specific request of the LESSEE to rescind, revoke, cancel or modify the insurance policy, specifying that such must be accompanied by the written consent of LESSOR.

Endoso de Beneficiario Preferente, hasta por los intereses que les corresponda, de acuerdo a la siguiente prelacidn:	Endorsement of Preferred Beneficiary, up to the interests that concern .each, according to the following priority:

• ARRENDADOR • ACREEDORES HIPOTECARIOS	• LESSOR • MORTGAGEERS

El texto de endoso deberdáser el siguiente, o algún otro a satisfacción del ARRENDADOR: “En caso de siniestro que amerite indemnizacion, la aseguradora pagará preferentemente a favor del ARRENDADOR en primer lugar, ACREEDORES HIPOTECARIOSen segundo lugar, y subsecuentemente Io que el ARRENDADOR determine, si fuese el caso.”

The text of the endorsement should be the following, or some other which is satisfactory to the LESSOR:

“In the event of a claim that generates compensation, the insurer will pay in the following order of preference: LESSOR in first place, MORTGAGORS in second place, and subsequently those that the LESSOR determines, if any.”

Todas las deficiencias de coberturas, diferencias de sumas aseguradas, indemnizaciones no pagadas por la compania de seguros, deducibles, coaseguros, o cualquier otra situación que presente un detrimento a los bienes e intereses del ARRENDADOR, deberán ser cubiertas por el ARRENDATARIO, teniendo como prioridad la indemnizacion de parte de la compania de seguros, aunque no limita la responsabilidad del ARRENDATARIO.	All deficiencies in coverage, differences in insured amounts, claims not paid by the insurance company, deductibles, coinsurance, or any other situation that poses a detriment to that property and the interests of LESSOR, shall be covered by the LESSEE, having as a priority the compensation from the insurance company, but does not limit the liability of LESSEE.

En caso de que el ARRENDATARIO sea una compania extranjera, y tenga una poliza de seguro con cobertura internacional, emitida por una compania de seguros no autorizada por la Comisión Nacional de Seguros y Fianzas de México, y cubra los bienes y responsabilidades contratadas bajo los Términos de este contrato, el ARRENDATARIO deberá coIocar dicha cobertura bajo un “fronting” con una compañia de seguros mexicana, para cumplir cabalmente con Io estipulado en está Cláusula.	In the event that LESSEE is a foreign company, and has an insurance policy with international coverage, issued by an insurance company not authorized by the National Commission of Insurance and Bonds in Mexico, that covers the assets and liabilities contracted under the terms of this Agreement, LESSEE must place such coverage under a “fronting” with a Mexican insurance company, to fully implement the provisions established in this clause.

OCTAVA. INSTALACIONES POR EL ARRENDATARIO	EIGHTH. INSTALLATIONS BY LESSEE.

A. EL ARRENDATARIO a su costa, siempre en estricta observancia del Reglamento del parque industrial, y con el previo consentimiento del ARRENDADOR, Podra instalar y remover en la Propiedad Arrendada los accesorios, equipo y muebles que considere necesarios para el desempeno de la actividad industrial que se detalla en la Cláusula Primera del presente, siempre y cuando sean instalados y removidas sin danar la integridad estructural de la Propiedad Arrendada, incluidas el Edificio y las Mejoras del ARRENDADOR. Dichos	A. LESSEE may, at its expense, always in strict observance of the Industrial Park Regulations, and with prior consent of LESSOR, install and remove on the Leased Property, such trade fixtures, equipment and furniture as it may deem necessary, for performance of the industrial activity as per Clause First above, provided that such items are installed and are removable without damage to the structural integrity of the Leased Property, including the Building and LESSOR’S Improvements. Said trade fixtures, equipment and furniture shall remain LESSEE’S

accesorios, equipo y muebles permanecerdn propiedad del ARRENDATARIO y deberan ser removidos completamente por el ARRENDATARIO previo al vencimiento del TÉRMINO de Arrendamiento o a la terminacion anticipada de este Contrato, a menos que el ARRENDATARIO no cumpla con este Contrato de Arrendamiento, en cuyo caso las mismas quedaran en beneficio del ARRENDADOR, libre de todo costo y sin mas formalidad que la notificacion que por escrito se haga del incumplimiento.	property and shall be completely removed by LESSEE on or before the expiration date of the Lease Term or extensions thereof or upon anticipated termination hereof, unless LESSEE is in default hereunder, in which case the same will remain in benefit of LESSOR, free of any and all costs without any formalities other than the written notice of default.

El ARRENDATARIO asimismo podra instalar mejoras temporales (Mejoras del ARRENDATARIO), incluyendo en el interior del edificio, siempre y cuando dichas mejoras sean instaladas y removidas sin danar la estructura de las Mejoras del ARRENDADOR. Dichas Mejoras continuaran siendo propiedad del ARRENDATARIO y deberan ser removidas totalmente por el ARRENDATARIO al vencimiento del TÉRMINO de este Contrato o terminacion anticipada del mismo, salvo que el ARRENDATARIO se encuentre en incumplimiento del contrato, en cuyo caso las mismas quedaran en beneficio del ARRENDADOR, libre de todo costo y sin mas formalidad que la notificacion que por escrito se haga del incumplimiento. El ARRENDATARIO deberan reparar todos los daños ocasionados por la instalacidn o removacion de accesorios, equipo, muebles o mejoras temporales.	LESSEE may also install temporary improvements (LESSEE’S Improvements), including within the Building, provided that such improvements are installed and are removable without damage to the structure of LESSOR’S Improvements. Such LESSEE’S Improvements shall remain property of LESSEE and shall be completely removed by LESSEE on or before the expiration date of the Lease Term or extension thereof or upon anticipated termination hereof, unless LESSEE is in default hereunder, in which case the same will remain in benefit of LESSOR, free of any and all costs without any formalities other than the written notice of default. LESSEE shall repair at its own cost, all damages caused for the installation or removal of trade fixtures, equipment, furniture or temporary improvements.

Convienen las partes que en el evento que las accesorios, equipo, muebles y las mejoras llevadas a cabo por El ARRENDATARIO, permanezcan en la Propiedad Arrendada, no obstante la obligacion aqui asumida por el ARRENDATARIO, por un plazo de treinta (30) dias calendarios a partir de que haya terminado el presente contrato por la causa que fuere, las mismas quedaran a favor del ARRENDADOR, libre de todo costo y sin que medie procedimiento alguno para ello, sin perjuicio de que el ARRENDATARIO este obligado al pagar la removacion cuando es aplicable y sin perjuicio de cualesquier otro accion que se pueda ejercer.	The parties agree that in the event trade fixtures, equipment, furniture and temporary improvements performed by LESSEE, remain, upon termination of this Lease, for a period of thirty (30) calendar days as of the date of termination, hereof within the Leased Property, notwithstanding the obligation herein assumed by LESSEE, regardless of the cause of such termination, the same will remain in benefit of LESSOR, free of any and all costs, without the need of any proceeding for such purpose, notwithstanding the fact that LESSEE is obligated to pay for their removal when applicable and notwithstanding any other actions that may be filed,

B. El ARRENDATARIO serä responsable de todo y cualesquier acto, hechos o omision que pueda producir cualquier desequilibrio ecologico, daño ambiental, responsabilidad o reclamacion de responsabilidad de todos los materiales y desechos industriales que contaminen la Propiedad Arrendada en el presente o futuro, y mantendra al ARRENDADOR libre y a salvo de cualesquier	B. LESSEE is responsible for any and all acts, facts or omissions throughout the Lease Term that can produce any ecological imbalance, environmental damage, responsibility or claim of responsibility for all material and industrial waste that contaminates the Leased Property in the present or future and will save LESSOR harmless of any and all claims, including attorneys’, consultants and engineer’s fees and any

reclamacion, incluyendo los honorarios de abogado y consultores, ingenieros y cualesquier gasto relacionado con la solucion de la misma. Está responsabilidad perdurar sin importar que el presente Contrato sea terminado por cualesquier causa, y en el entendido de que la autoridad ambiental competente determine el impacto causado por el ARRENDATARIO. El costo de cualquier estudio o actividad necesaria o relacionada con el impacto ambiental sera pagado por el ARRENDATARIO.	cost related with the solution of the same. This responsibility will endure regardless of that this Agreement is terminated by any reason, and provided a competent environmental authority determines such impact as caused by LESSEE. The cost of any study or activity necessary or in relation to any environmental impact caused by LESSEE will be paid by LESSEE.

NOVENA. CESIÖN.	NINTH. ASSIGNMENT.

I. El ARRENDATARIO tendra el derecho, a traves del previo conentimiento por escrito de ARRENDADOR, (dicha autorizacion no podra ser retrasada o retenida injustificadamente), de ceder o transferir este Contrato de Arrendamiento o cualesquier interes en el mismo, o permitir el uso de la Propiedad Arrendada, siempre y cuando que el ARRENDATARIO se encuentre actual en el cupliemiento de sus pagos de ingresos o otras obigaciones. En caso de transicion de deberes o subarrendamiento, el ARRENDATARIO seguira siendo responsable en el presente Contrato de Arrendamiento.	I. The LESSEE shall have the right, through prior written consent of LESSOR, (which consent shall not be unreasonably withheld or delayed) to assign or transfer this Lease or any interest therein, or permit the use of the Leased Property, provided that the LESSEE is current in the performance of their income payments or other obligations. In the event of such assignment, transfer or sublease, the LESSEE shall remain liable for all its obligations under this Lease.

II. El ARRENDADOR tendra derecho a ceder una o varias veces, deocasionalmente todos o cualesquiera de los derechos y obligaciones del ARRENDADOR en este Contrato de Arrendamiento, o cualquier interes en el mismo, sin el consentimiento del ARRENDATARIO, siempre y cuando dicha cesibn no afecte los derechos del ARRENDATARIO de acuerdo con este Contrato y, que el ARRENDADOR continue obligada al cumplimiento de todas y cada una de las obligaciones que asume en este Contrato de Arrendamiento. En caso de cualquier cesion o cesiones, el ARRENDATARIO no podra disminuir o retener el pago de las rentes a que se refiere este Contrato, entablando directamente en contra del cesionario cualquier defense, compensacidn o contrademanda que el ARRENDATARIO pueda Tener en contra del ARRENDADOR o de cualquier otra persona. Sin embargo, el ARRENDATARIO , especificamente renuncia en este acto, con relacion a la retencion de la renta, a cualesquier providencia cautelar que garantice el pago de reclamaciones, en los Términos que estáblezca el Cödigo de Procedimientos Civiles del Estádo de Baja California.	II. The LESSOR shall be entitled to assign one or more times, from time to time all or any of the rights and obligations of the LESSOR in this Lease, or any interest therein without the consent of the LESSEE, provided that such assignment without compromising the rights of LESSEE under this Agreement and that the LESSOR must continue to comply with any and all of the obligations assumed in this Lease. In case of any transfer or assignment, the LESSEE shall not reduce or withhold payment of the income referred to this Agreement, engaging directly against the assignee any defense, offset or counterclaim that the LESSEE may have against LESSOR or any other person. However, the LESSEE hereby waives specifically in relation to withholding of income, to any precautionary measure to ensure the payment of claims in the terms established by the Code of Civil Procedure of the State of Baja California.

DECIMA. MANTENIMIIENTO	TENTH. MAINTENANCE.

I. Mantenimiento. Durante el TÉRMINO del Arrendamiento y/o hasta que el ARRENDATARIO desopupe y regrese la posesion de la Propibdad Arrendada al ARRENDADOR, el mantenimiento, reparacion y reposicion de la Propiedad Arrendada estárán regidos de conformidad con Io siguiente:	I. Maintenance. During the term of the lease and / or until the LESSEE vacate and return possession of the Leased Property to the LESSOR, maintenance, repair and replacement of the Leased Property shall be governed in accordance with the following:

El ARRENDATARIO está obligado a conservar la Propiedad Arrendada en buenas condiciones y funcionamiento. El ARRENDATARIO podra llevar a cabo directamente el mantenimiento de la Propiedad Arrendada o contratar a un profesional autorizado par el ARRENDADOR para llevar a cabo dicho mantenimiento.	LESSEE is required to keep the Leased Property in good operating condition and operation. The LESSEE may carry out directly the maintenance of the Leased Property or hire a licensed professional to perform the maintenance.

El mantenimiento de la Propiedad Arrendada a cargo del ARRENDATARIO comprende la reparacidn y reemplazo de todas las partes de la Propiedad Arrendada que de manera incluyendo, aunque sin limitacion pavimentacion, areas de estácionamiento, caminos de acceso, techos e impermeabilizacion de techos, fachada, paredes, pintura de interiores y exteriores y, en general, de todas las construcciones y instalaciones que contorman la Propiedad Arrendada.	The maintenance of the Leased Property by the LESSEE includes the repair and replacement of all parts of the Leased Property, including but not limited to paving, parking areas, access roads, roofs and waterproofing of roofs, facade, walls, interior and exterior painting and, in general, all buildings and facilities that make up the Leased Property.

II. En caulquier caso el ARRENDATARIO podra compensar el costo de cualesquier mejoras y/o mantenimiento y/o reparaciones con el pago del Precio del Arrendamiento.	II. In any case the LESSEE may offset the cost of any improvements and / or maintenance or repairs to the payment of rent.

DECIMA PRIMERA. SUBORDINACION.	ELEVENTH. SUBORDINATION.

Durante el TÉRMINO deeste Contrato de Arrendamiento, el ARRENDADOR tendra el derecho de gravar los derechos que tiene sobre la Propiedad Arrendada o en este Contrato para los efectos que considere convenientes y el ARRENDATARIO debera subordinar sus intereses y en este en este Contrato y en la Propiedad Arrendada a dicho gravamen. Sin embargo, en el caso de que dichos gravdmenes sean hechos efectivos o ejecutados judicialmente, el titular de los derechos derivados del gravamen deberd convenir en respetar este Contrato y aceptar el cumplimiento por parte del ARRENDATARIO de las obligaciones a qu’el mismo se refiere. El ARRENDATARIO debera celebrar aquellos convenios que el ARRENDADOR solicite para confirmar está subordinacidn y presentar cualesquier informacion financiera que se requiera en forma normal por cualesquier institucion fiduciaria, banco o cualquier otra institucion de credito reconocida.	During the term of this Lease Agreement, LESSOR shall have the right to encumber its interest in the Leased Property or in this Lease Agreement for any purpose it deems convenient and LESSEE shall and hereby does subordinate its interest in this Lease Agreement and in the Leased Property to such encumbrances. However, in the event such encumbrances are foreclosed upon or judicially enforced, the one who holds the encumbrance shall agree to respect this Lease Agreement and accept the performance by LESSEE of its obligation hereunder. LESSEE shall execute any agreement which may be required by LESSOR in confirmation with such subordination and submit whatever public finance data may normally be requested by any trust insurance, bank or other recognized lending institution.

Una vez que el ARRENDADOR notifique por escrito al ARRENDATARIO que aquella ha cedente su interes sobre este Contrato a cualquier institucion financiera ciera como garantia de una deuda o otra obligacion del ARRENDADOR, ARRENDADOR no tendrá el podre a modificar este Contrato para reducir la renta, disminuir el terrino o modificar o rehusar cualquier obligacion substancial sin el cosentimiento escrito por parte de tal insitucion financiera. Cualqueir obligacion contunuiar hasta que la institutcion financiera haya noteficado al ARRENDATARIO por escrito, que dicha cesion ha sido terminada, en el entendido de que, si el ARRENDADOR no obtiene la autorizacion de dicha institucion financiera para llevar a cabo Io anterior, la modificaciön de los Términos anteriormente estáblecidos no tendra ningün efecto contra la institucion financiera. Ademas, en caso de que la institucion financiera notifique por escrito al ARRENDATARIO que las rentas aqui convenidas deberan ser pagodas directamente a dicha institucion financiera o a su representante, el ARRENDATARIO estárá obligado a pagar a dicha institucion financiera o a su representante cada una de las rentas mensuales subsecuentes que venzan de acuerdo con este Contrato (ast como, en su caso, aquellas rentas no pagadas y vencidas con anterioridad, con los consecuentes intereses moratorios), hasta la fecha en que la institucion financiera notifique al ARRENDATARIO su autorizacion para que las rentas se paguen al ARRENDADOR o a cualquier otra persona que tenga derecho de recibirlas. Asimismo, la institucion financiera no quedara obligada a reconocer aquellos pagos hechos por el ARRENDATARIO al ARRENDADOR despues de que el ARRENDATARIO haya recibido la notificacidn que Io obligue a hacer los pagos al dicha institucion financiera, siempre y cuando el ARRENDADOR este obligado a restituir dichos pagos a la institucion financiera, sujeto a la tasa de interes aplicable de conformidad con el prestámo al ARRENDADOR.	Once LESSOR shall have notified LESSEE in writing that the former has assigned its interest in this Lease Agreement to any lending institution as security for a debt or other obligation of LESSOR, LESSOR shall not have the power to amend this Lease Agreements so as to reduce the rent, decrease the term or modify or negate any substantial obligation without the written consent of such lending institution. Such obligation shall continue until the lending institution has notified LESSEE in writing that such assignment has been terminated, in the understanding that if LESSOR fails to obtain such lending institution’s approval to carry out the foregoing, the amendment of the terms above mentioned shall have no effect whatsoever as against such lending institution. In addition, if the lending institution shall notify LESSEE in writing requiring the payment of rents hereunder directly to such lending institution or its representative, then LESSEE shall be obligated to deposit with such lending institution or its representative each subsequent rental that may become due under this Lease Agreement (together with any unpaid rent then past due), until the date on which such lending institution notifies LESSEE authorizing payment of rent to LESSOR or other party entitled thereto. In addition, the lending institution shall not be bound to recognize those payments made to LESSOR after LESSEE has received notice requiring payments to be made to such lending institutions, provided that LESSOR shall be bound to immediately reimburse such payments to the lending institution, subject to interest at the punitive rate of interest under the loan to LESSOR.

DECIMA SEGÚNDA. DERECHO DE PASO.	TWELFTH. RIGHT OF WAY.

En este acto se le otorga al ARRENDADOR y a quien este designe el derecho de paso sobre, a traves y por debajo de la Propiedad Arrendada, para entrar, salir, hacer instalaciones, reposiciones, reparaciones y mantenimiento de toda close de equipo en el techo de	LESSOR and its designee are. hereby: granted a right-of-way upon, across, and under the Leased Property to enter, exit, make installations, replacements,; repairs and maintain all kind of equipment of the roof of the Leased Property as well as to carry out or install

la Propiedad Arrendada asi como para Itevar a cabo o instalar en la Propiedad Arrendada todo tipo de instalaciones accesorias a dicho equipo tales como pastes, transformadores, medidores y cableado, facultando de igual manera al ARRENDADOR para que realice auditories de seguridad por Io menos 1 (uno) vez al año, en el entendido que al ejercitar cualquier derecho otorgado al ARRENDADOR en está Cláusula, este conviene en causar la interferencia minima con la posesidn y uso por parte del ARRENDATARIO de la Propiedad Arrendada.	on the Leased Property all accessory installations to such equipment, such as posts, transformers, meters and cable, granting the LESSOR in the same way to carry out security audits at least 1 (one) time per year, the above in the understanding that in exercising any right LESSOR may have under this Clause, it agrees to cause only a minimum interference with LESSEE’S use and possession of the Leased Property.

De igual manera en este acto y a la firma del presente contrato de arrendamiento el ARRENDADOR debera de proveer al ARRENDATARIO el derecho razonable de uso, goce y disposicion que pudiere detentar sobe los techos de la propiedad arrendada.	Likewise, in this act and at the signing of this lease, the LESSOR shall provide LESSEE with a reasonable right of use, enjoyment and provision that may be held on the roofs of the leased property.

DECIMA TERCERA. INDEMNIZACIONES.	THIRTEENTH. INDEMNIFICATIONS.

I. Indemnizacion por el ARRENDATARIO. El ARRENDATARIO se obliga a indemnizar y a mantener en paz y a salvo al ARRENDADOR, a los acreedores hipotecarios del ARRENDADOR, a los agentes, contratistas, subcontratistas, empleados, sucesores y cesionarios del ARRENDADOR (conjuntamente, las “Partes del ARRENDADOR”), de cualquier multa, reclamacion, costo, demanda, daho, perdida, gasto (incluyendo honorarios de abogados), juicios o responsabilidades de cualquier naturaleza (conjuntamente, las “Reclamaciones”) promovidas por terceros y que surjan con motivo del uso u ocupacion de la Propiedad Arrendada por parte del ARRENDATARIO o sus SUBARRENDDATARIO, cesionarios, agentes, licenciador, contratustas, subcontratistas, licenciante o empleados (colectivamenta « el « ARRENDATARIO ») de cualquier otro acto, omision o permitdo o quo sufra el ARRENDATARIO o las Partes del ARRENDATARIO por o en relacion con la Propiedad Arrendada.	I. Compensation of the LESSEE. The LESSEE undertakes to indemnify and hold the LESSOR, harmless to the mortgagees of LESSOR, agents, contractors, subcontractors, employees, successors and assigns of LESSOR (collectively, “the LESSOR”) of any fines, claims, costs, damages, losses, expenses (including attorneys’ fees), judgments or liabilities of any nature (collectively, “Claims”) promoted by third parties that arise in connection with the use or occupancy of the Leased Property by the LESSEE or its SUBLESSEES, assignees, agents, licensors, contractors, subcontractors, licensees or employees (collectively “the LESSEE”) or any other act, omission or event permitted or suffered by the LESSEE or the LESSEE by or in connection with the Leased Property.

II. Si cualquiera de dichas reclamaciones es iniciada por un tercero en contra del ARRENDADOR y/o cualesquiera de las Partes del ARRENDADOR, a solicitud del ARRENDADOR, el ARRENDATARIO se obliga a defender, a su propio costo, al ARRENDADOR y/o las partes del ARRENDADOR involuqradas en tal procedimiento, mediante la designacion al efecto de un abogado aceptable para el ARRENDADOR y/o para las Partes del ARRENDADOR involucradas. En ningün caso estárá obligado el ARRENDATARIO a indemnizar al ARRENDADOR o cualesquier Partes del ARRENDADOR si la Reclamacion derivo de actos u omisiones intencionados o negligentes del ARRENDADOR o bien de las Partes del ARRENDADOR que corresponda.	II. If any of these claims is initiated by a third party against the LESSOR and / or any of the LESSOR, at the request of the LESSOR, the LESSEE agrees to defend, at its own expense, to LESSOR and / or the LESSOR involved in such proceedings by appointing an attorney to effect acceptable to the LESSOR and / or for the LESSOR involved. In no event shall the LESSEE be obliged to indemnify the LESSOR or the LESSOR if any claim arising from the acts or omissions intentional or negligent acts of LESSOR or LESSOR Parties concerned.

III. Indemnizacion por el ARRENDADOR. Asimismo, el ARRENDADOR se obliga a indemnizar y a mantener en paz y a salvo al ARRENDATARIO y las Partes del ARRENDATARIO, de y en contra de cualesquierreclamaciones promovidas por terceros y que surjan con motivo del uso u ocupacion de la Propiedad Arrendada por parte del ARRENDADOR o de las Partes del ARRENDADOR, o de cualquier otro acto, omision o hecho permitido o sufrido por el ARRENDADOR por las Partes del ARRENDADOR debido q en relacion con la Propiedad Arrendada.	III. Compensation of the LESSOR. Likewise, the LESSOR agrees to indemnify and hold harmless the LESSEE and the LESSEE, from and against any claims by third parties and that arise in connection with the use or occupancy of the Leased Property by the LESSOR or of the LESSOR or any other act, omission or event permitted or suffered by the LESSOR for the LESSOR because of or in connection with the Leased Property.

Si cualquiera de dichas reclamaciones es iniciada por un tercero en contra del ARRENDATARIO y/o cualesquiera de las partes del ARRENDATARIO, a solicitud del ARRENDATARIO, el ARRENDADOR se obliga a defender en tal [ procedimiento al ARRENDATARIO y/o a las Partes del ARRENDATARIO involucradas, al exclusio costo del ARRENDADOR, mediante la designacion al efecto de un abogado aceptable para el ARRENDATARIO y/o para las Partes del ARRENDATARIO involucradas. En ningün caso estárá obligado el ARRENDADOR a indemnizar al ARRENDATARIO o a cualesquier partes del ARRENDATARIO si las reclamaciones derivaron de actos o omisiones intencionados o negligentes del ARRENDATARIO a de dichas otras partes del ARRENDATARIO.	If any of these claims is initiated by a third party against the LESSEE and / or any of the parties of that the request of the LESSEE, the LESSOR is obliged to defend in such proceedings to the LESSEE and / or the LESSEE involved, the exclusive of rental payments by designating the effect of a lawyer acceptable to the LESSEE and / or for the Parties, of the LESSEE concerned. In no case the LESSOR is bound to compensate the LESSEES or the Parties of the LESSEE if any claims arising from intentional acts or omissions or negligence of such other LESSEE of the. Parties of the LESSEE.

IV. Prevalencia. Las disposiciones de está Cláusula permanecerdn vigentes, aün despues de terminado par cualquier causa este Contrato de Arrendamiento, en relacion con cualquier reciamacion impuestá en contra del ARRENDADOR o el ARRENDATARIO y hasta que expire el termino de el estatuto de limitaciones pertinente.	IV. Prevalence. The provisions of this Clause shall remain valid, even after completion for any reason this Lease, in connection with any claim laid against the LESSOR or the LESSEE and until expiry of the relevant statute of limitations.

DECIMA CUARTA. DESOCUPACION.	FOURTEENTH. VACATING.

I. Desocupacion y Entrega. A la terminacion de este Contrato de Arrendamiento por cualquier causa, el ARRENDATARIO está obligado a desocupar y regresar la posesion y uso de la Propiedad Arrendada al ARRENDADOR, sin retraso y sin necesidad de que	I. Vacating and Delivery. Upon termination of this Lease for any reason, the LESSEE is obliged to vacate and return possession and use of the Leased Property to the LESSOR without delay and without the lease required or a court order, perfectly clean and in the

el ARRENDADOR Io requiera o de una orden judicial; perfectamente limpia y en las mismas buenas condiciones que tenia la Propiedad Arrendada en la Fecha de Inicio de este Contrato de Arrendamiento, incluyendo condiciones ambientales, salvo por el desgaste del uso normal de sus construcciones. Para efectos de está Cláusula, dichas condiciones ambientales significan las condiciones ambientales que se especifican en los estudios ambientales de la Propiedad Arrendada entregados por el ARRENDADOR al ARRENDATARIO en la Fecha de Inicio, según carta que se acompaha a este Contrato como Anexo “J”.	same good condition that had the Leased Property on the Commencement Date of this Lease, including environmental conditions, except for normal wear and tear of its buildings. For purposes of this clause, these environmental conditions mean environmental conditions specified in environmental studies of the Leased Property delivered by the LESSOR to the LESSEE at the Commencement Date, according to a letter that accompanies this Agreement as Exhibit “J”.

II. Acta de Entrega y Recepción. Las partes deberan dejar constancia, mediante acta que levanten y sea firmada por sus respectivos representantes legales, asi como prueba fehaciente que acredite el estádo fisico de la Propiedad Arrendada, por medio del cual el ARRENDATARIO regrese la posesion de la Propiedad Arrendada al ARRENDADOR y cual quier circunsstancias relacionada con entrega y recibo. En el Acta por encima, las partes deberan, ademas, _____________ que el ARRENDATARIO y ARRENDADOR entrego de conformidad los documentos senalados en los III y IV de está Cláusula, sin lo cual la entrega y recibo de la posesion de la Propiedad Arrendada no podrä considerarse concluida, y en este mismo caso tal circunstancia se entenderä que es equivalente a una ocupaciön indebida y, por Io tanto, serän aplicables todos los efectos senalados en la Cláusula DecimoCuarta.	II. Delivery and Receipt Act. The parties shall evidence through a recording document duly signed by their respective legal representatives, as well as proof attesting to the physical condition of the Leased Property of the act by which the LESSEE returns possession of the Leased Property to LESSOR and any circumstance related to such delivery and receipt. In the above Act, the parties should likewise be noted that the LESSEE and LESSOR was delivered under the documents specified in the III and IV of this clause, without which the delivery and receipt of possession of the Leased Property may not be considered completed, and in this case that fact means that it is equivalent to an improper occupation and, therefore, apply all effects specified in Clause Fourteenth.

III. Estudios Ambientales. Treinta (30) dias antes de la terminaciön por cualquier causa de este Contrato de Arrendamiento, el ARRENDATARIO estárä obligado a llevar a cabo a su entero costo, gasto y responsabilidad y a entregar al ARRENDADOR (i) un Estudio Ambiental sobre la Propiedad Arrendada realizado por una firma de consultores ambientales de buena reputacion o satisfaccion del ARRENDADOR y previamente aprobada por escrito por el ARRENDADOR (un “Consultor Ambiental Aprobado”), y en caso que dicho Fase I asi Io requiera, un Estudio Ambiental de Sitio Fase II realizado sobre la Propiedad Arrendada por el Consultor Ambiental Aprobado, y /o demäs estudios e informes tecnicamente ambientales convenientes Propiedad Arrendada Condiciones de deriven del uso del ARRENDATARIO (o de cualquier Parte del ARRENDATARIO) de la Propiedad Arrendada y fisicamente se encuentra en las mismas	III. Environmental Studies. Thirty (30) days before the termination for any reason of this Lease, the LESSEE is obliged to carry out at their entire cost, expense and responsibility and deliver to LESSOR (i) an Environmental Study on the Leased Property made by an environmental consulting firm of good reputation or satisfaction of LESSOR and previously approved in writing by the LESSOR (an “Approved Environmental Consultant”), and should that Phase I approval is required, a Site Environmental Study Phase II on the Leased Property made by the Consultant Environmental Approved and / or other studies and reports on the extent to which technical or conforming to environmental requirements are necessary or desirable to confirm that the Leased Property is free from pollution conditions arising from LESSEE use (or any part of the LESSEE) of the Leased Property is physically located in the same environment in which it

condiciones ambientales en que la recibio en la Fecha de Inicio de este Arrendamiento, y (ii) notificaciones que presente el ARRENDATARIO por escrito ante cualquier autoridad competento (debidamente sellado de recibido por dichas autoriciades) con respecto al cierre o cese de operaciones o actividades del ARRENDATARIO en la Propiedad Arrendada, asi como copias de los expedientes completos relatives al procedimiento de abandono de sitio que en su caso deba seguir el ARRENDATARIO conforme a la legislacion aplicable.	was received on the Commencement Date of this Lease, and (ii) copies of notifications submitted by the LESSEE in writing before any competent authority (duly stamped as received by the authorities) regarding the closure or cessation of operations or activities of the LESSEE in the Leased Property and complete copies of records concerning the procedure for abandonment of the site that in its case should follow the LESSEE under applicable law.

IV. Asimismo, el ARRENDATARIO estárá obligado’ a entregar al ARRENDADOR dentro de los ultimos treinta (30) dias anteriores a la fecha de desocupacion y entrega de la posesion de la Propiedad Arrendada, (i) una actualizacion (preparada por un Consultor Ambiental Aprobado) de los estudios ambientales y/o en caso de haberse requerido llevar a cabo remediacion para subsanar cualesquier Condiciones de Contaminacion que deriven del uso del ARRENDATARIO (o de cualquier Parle del ARRENDATARIO) de la Propiedad Arrendada, los documentos siguientes: (ii) certificado de la autoridad competente, haciendo constar que la Propiedad Arrendada no se incluye dentro del Inventario Nacional de Sitios Contaminados; (iii) certificado emitido por el Registro Público de la Propiedad, haciendo constar que en el folio real de la Propiedad Arrendada no existo añotacion de Condicion de Contaminacion alguna que deriven del uso del ARRENDATARIO (o de cualquier Parte del ARRENDATARIO) de la Propiedad Arrendada; (iv) si con motivo del aviso presentado del cierre de instalaciones del ARRENDATARIO en la Propiedad Arrendada, la autoridad competente realizo una inspeccion y derivado de Io anterior fue iniciado un procedimiento administrativo, el ARRENDATARIO tambien debera entregar al ARRENDADOR constancia emitida por la Procuraduria Federal de Proteccion al Ambiente y/o de la Secretaria del Medio ambiente y Recursos Naturales y de cualquier otra autoridad local competente que proceda conforme a los requisitos ambientales, en que se haga constar que no existe obligacion alguna de cumplirse medidas y/o sanciones derivadas se tal inspeccion y (v) en cualquier otro caso ceritifcados por tales autoridadesconfirman con motivo del aviso del cierre a la instalaciones del ARRENDATARIO en la Propiedad Arrendador existe obligacion alguna de cumplimiento.	IV. Likewise, the LESSEE must deliver to LESSOR within the last thirty (30) days before the date of vacating and delivery of possession of the Leased Property, (i) an update (prepared by an environmental consultant Approved) of the environmental studies and I or if already required to conduct any remediation to address pollution conditions arising from the use of the LESSEE (or any of LESSEE Parle) Leased Property, documents identified in the twelfth clause number III (v), (ii) certificate of the competent authority stating that the Leased Property is not included in the National Inventory of Contaminated Sites, (iii) certificate issued by the Public Register Property, stating that the real folio Leased Property Condition no endorsement of any contamination arising from the use of the LESSEE (or any part of the LESSEE) of the Leased Property, (iv) if by reason of the notice filed of LESSEE closing facilities in the Leased Property, the competent authority and conducted an inspection of the above derivative was initiated an administrative proceeding, the LESSEE likewise must deliver to LESSOR certificate issued by the Federal Attorney for Environmental Protection and / or Secretariat of Environment and Natural Resources and any local authority to proceed according to environmental requirements, in which it is shown that there is no obligation to enforce measures and / or penalties for such inspection, and (v) in any other case certificate issued by such authorities confirmed that on the occasion of the notice of closure of the facilities of the LESSEE in the Leased Property, there is no obligation to be discharged.

V. La entrega de la documentacion senalada en los pdrrafos precedentes de está Cláusula por parte del ARRENDATARIO, no libera al ARRENDATARIO de cualquier obligacion de cumplir con la presentacion de otros estudios y/o informacibn ante las autoridades competentes conforme a los Requisitos Ambientales, derivado del cierre de las instalaciones del ARRENDATARIO en la Propiedad Arrendada.	V. The delivery of the documentation indicated in the preceding paragraphs of this clause by the LESSEE, may not relieve the LESSEE from any obligation to comply with the submission of further studies and / or information to the competent authorities pursuant to Environmental, derived from the closure of facilities in the LESSEE in the Leased Property.

VI. En este acto, las partes convienen que ninguna de las garantias otorgadas por el ARRENDATARIO o sus fiadores garantizando el cumplimiento de este Contrato de Arrendamiento por parte del ARRENDATARIO a favor del ARRENDADOR podrä cancelarse sin la previa confirmacibn del ARRENDADOR otorgada por escrito manifestándo haberse cumplido todos los requisitos senalados en está Cláusula.	VI. In this act, the parties agree that none of the rights guaranteed by the LESSEE or his sureties guaranteeing the fulfillment of this Lease by the LESSEE for the LESSOR may be canceled without prior confirmation granted in writing by stating having completed all the requirements set out in this Clause.

VII. Propiedades del ARRENDATARIO. Salvo que de otra forma Io acuerden las partes por escrito, todos los muebles e instalaciones comerciales del ARRENDATARIO y demas equipo que no se encuentre permanentemente unido a la Propiedad Arrendada que coloque o instale el ARRENDATARIO en la Propiedad Arrendada, continuaran siendo bienes propiedad del ARRENDATARIO y los debera remover a la terminacibn por cualquier causa de este Contrato de Arrendamiento, debiendo el ARRENDATARIO reparar a su costa todos los daños que resulten de la instalacion, mantenimiento o remocion de dichos bienes, incluyendo todos los anuncios, letreros, toldos e instalaciones de naturaleza similar del ARRENDATARIO.	VII. LESSEE Properties. Unless otherwise agreed by the parties in writing, all the furniture and commercial installations of the LESSEE and other equipment is not permanently attached to the Leased Property to place or install the LESSEE in the Leased Property, goods remain property of the LESSEE and must remove the termination for any reason of this Lease, the LESSEE must repair at its expense all damage resulting from the installation, maintenance or removal of such property, including all advertisements, signs, awnings and facilities similar nature of the LESSEE.

VIII. Abandono de Bienes del ARRENDATARIO. El ARRENDATARIO expresamente reconoce y conviene que cualquier bien de su propiedad que permanezca en la Propiedad Arrendada por mas de treinta (30) dias despues de terminado por cualquier causa este Contrato de Arrendamiento, se entenderd abandonada, sin necesidad de cumplircon formalidad alguna, incluyendo orden judicial.	VIII. Abandonment of Property of the LESSEE. The LESSEE expressly acknowledge and agree that any property it own that remains in the Leased Property for more than thirty (30) days after the termination for any reason this Lease, shall be considered abandoned, without having to comply with any formalities, including warrant.

DECIMA QUINTA. INCUMPLIMIENTOS Y RECURSOS.	FIFTEENTH. DEFAULTS AND REMEDIES.

I. Incumplimientos del ARRENDATARIO. Cada uno de los siguientes casos sera una causa de incumplimiento (“Causa de Incumplimiento”) del ARRENDATARIO conforme a este Contrato de Arrendamiento, si el ARRENDATARIO no subsana dicha Causa de Incumplimiento dentro del periodo correspondiente para hacerlo.	I. Failures of the LESSEE. Each of the following cases will be a cause of failure (“Failure Cause”) of LESSEE under this Lease, if the LESSEE fails to remedy the causes of default within the applicable period for doing so.

II. Salvo que expresamente se estáblezca algo distinto para un caso especifico, el plazo para subsanar una Causa de Incumplimiento sera de treinta (30) dias contados a partir de que ARRENDATARIO reciba el aviso por escrito del ARRENDADOR especificando la Causa de Incumplimiento.	II. Unless explicitly set something different for a specific case, the period to remedy a Failure Cause shall be thirty (30) days from that LESSEE receives written notice from LESSOR specifying the Cause of Failure.

III. Causas de Incumplimiento:	III. Failure Causes:

(a) Si el ARRENDATARIO opera o utilize la Propiedad Arrendada para cualquier uso distinto al uso autorizado en el presente contrato;	(a) lf LESSEE operates or uses the Leased Property for any use other than the purposes authorized in this contract;

(b) Si el ARRENDATARIO incumple con el pago oportuno de cualquier mensualidad del Precio del Arrendamiento o cualquier otro pago a su cargo conforme a este Contrato. El plazo para subsanar está Causa de Incumplimiento es de cinco (5) dias calendarios;	(b) If the LESSEE fails to comply with the timely payment of any monthly installment of rental or other payment it is responsible hereunder. The period to remedy the causes of default is five (5) calendar days;

(c) Si cualquiera de los seguros que deban ser mantenidos por el ARRENDATARIO de conformidad con este Contrato es cancelado, rescindido, no es renovado o se reduce o modifica sin el consentimiento previo y por escrito del ARRENDADOR. El plazo para subsanar la Causa de Incumplimiento; es de cinco (5) dias nat_____	(c) If any insurance that must be maintained by the LESSEE under this Agreement is canceled, terminated, not renewed or reduced or modified without the prior written consent of LESSOR. The period to remedy the causes of default is five (5) calendar days;

(d) Si el ARRENDATARIO intenta a llevar un engarco, subarrendamiento o otras transferidas paso de sus derechos o obligaciones en este Contrato de Arrendatario in la previa aprobacion por escrito del ARRENDADOR. En este caso, no existira plazo para subsanar la Causa de Incumplimiento ;	(d) If LESSEE attempts or carry out an assignment, subletting or other transfer of its rights or obligations under this Lease, without the prior written approval of LESSOR. In this case, there is no time to remedy the causes of default;

(e) Si el ARRENDATARIO no subscribe cualquier instrumento de subordinacion, modification o certificado dentro de los periodos estáblecidos en la Cláusula decimo primera anterior, una vez que el ARRENDADOR le haya hecho una solicitud de dichos instrumentos o certificados ;	(e) if the LESSEE does not endorse any instrument of subordination, amendment or certificate within the periods stipulated in Clause Eleventh, once the LESSOR has made a request of such instruments or certificates;

(f) Si el ARRENDATARIO o cualquiera de las Partes del ARRENDATARIO no acata o incumple cualquier disposicion de la reglamentacion aplicable a la Propiedad Arrendada, incluyendo las modificaciones que se hagan en cualquier tiempo, en el entendido que si el ARRENDATARIO o cualquiera de las Partes del ARRENDATARIO incumplen la misma disposicion o reglamento en mas de dos ocasiones, el tercer incumplimiento se considerard una Causa de Incumplimiento (sin necesidad de aviso y sin existir plazo para subsanar este incumplimiento).	(f) if the LESSEE or any of the LESSEE fails to comply with or contravenes any provision of the regulations applicable to the Leased Property, including amendments made at any time, with the understanding that if the LESSEE or any party LESSEE breach of that provision or regulation in more than two occasions, the third violation is considered a Cause of Default (without notice and without existing period to remedy such failure).

(g) Si el ARRENDATARIO o fiador o aval de las obligaciones del ARRENDATARIO bajo este Contrato (i) hace cesion de sus bienes en beneficio de acreedores; (ii) inicia cualquier proceso, procedimiento u otra accion para obtener una orden de liberacion a su favor como deudor o para ser declarado en quiebra o insolvente, o buscar reorganizacidn, arreglo, ajuste, liquidacion, disolucion o la reestructura de sus deudas o (iii) le es designado, para la administracion de parte o todos sus bienes, un interventor, fiduciario, custodio o cualquier otro funcionario similar (conjuntamente el “Procedimiento de liberacion”); (iv) queda sujeto a cualquier procedimiento de liberacidn que no concluya dentro de los sesenta (60) dias siguientes de haberse promovido; o (v) deja de existir legalmente (en caso de que el ARRENDATARIO, fiador o aval sea una sociedad, asociacidn u otra entidad), no haciendo periodo para subsanar en está ultima Causa de Incumplimiento;	(g) if the LESSEE or guarantor or surety of the obligations of LESSEE under this Agreement (i) makes sale of its assets for the benefit of creditors, (ii) begins any process, procedure or other action to obtain his release as debtor or to be declared bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or restructuring of its debts or (iii) he is appointed to manage part or all of its assets, a financial controller trustee, custodian or other similar officer (collectively, the “release procedure”), (iv) is subject to any release procedure is not completed within sixty (60) days of being promoted, or (v) leaves legally exist (if LESSEE, guarantor, or surety is a company, partnership or . other entity), not making time to remedy , the latter Cause of Default;

(h) Si el ARRENDATARIO deja de operar o abandona la Propiedad Arrendada por un periodo que exceda de 30 dias.	(h) If the LESSEE ceases to operate or abandons the Leased Property for a period exceeding 30 days,

(i) Si el ARRENDATARIO incumple con cualquier otra de las obligaciones a su cargo en este Contrato y continue sin subsanarla al TÉRMINO de treinta (30) dias contados a partir de la notificacion del ARRENDADOR manifestándo la Causa de Incumplimiento del ARRENDATARIO de que se trate.	(i) If the LESSEE fails to comply with any of his / her material obligations in this Agreement and continues without redress at the end of thirty (30) days after notification of the LESSOR stating the causes of default of the LESSEE concerned.

IV. Responsabilidad de las Partes. De conformidad con la Reglamentacion Aplicable y las disposiciones de este Contrato de Arrendamiento y siempre que el ARRENDATARIO se encuentre en cumplimiento de todas sus obligaciones conforme a este Contrato, el ARRENDADOR garantiza al ARRENDATARIO el uso y goce pacifico de la Propiedad Arrendada durante el TÉRMINO del Arrendamiento.	IV. Responsibility of Parties. In accordance with the applicable regulations and the provisions of this Lease and provided that the LESSEE is in compliance with all its obligations under this Agreement, the LESSOR warrants to LESSEE peaceful use and enjoyment of the Leased Property during the Term of lease.

V. El ARRENDATARIO reconoce que sus obligaciones de usar, desocupar y regresar la posesion de la Propiedad Arrendada estan regidas por las disposiciones antes mencionadas. Por Io tanto, el ARRENDATARIO en este acto expresamente renuncia a cualesquier otros derechos que contravengan las disposiciones de este Contrato de Arrendamiento en cuanto a cualquier close de derecho para retener la posesion la Propiedad Arrendada.	V. The LESSEE acknowledges that its obligations to use, vacate and return possession of the Leased Property are governed by the above provisions. Therefore, the LESSEE in this act expressly waives any other rights that contravene the provisions of this Lease as to any kind of right to retain possession of the Leased Property.

VI. Recursos del ARRENDATARIO/Delimitacion de Responsabilidad. El ARRENDADOR no estárá en incumplimiento de este Contrato, salvo que el ARRENDADOR incumpla con cualquiera de sus obligaciones al TÉRMINO de un plazo de treinta (30) dias siguientes a que reciba notificacion por escrito por parte del ARRENDADOR specificando dicho incumpliment di TÉRMINO de cualquier otro plazo concordar entra el ARRENDADOR y el ARRENDADOR se requiera corregir la referida infraccion .	VI. LESSEE Resources / Division of Accountability. The LESSOR will not be in breach of this Agreement, unless the LESSOR fails any of its obligations after a period of thirty (30) days after receiving written notice from the LESSEE specifying such failure or the end of such other period as agreed between the LESSOR and the LESSEE is required to correct the breach concerned.

(a) Tobas obligaciones del ARRENDADOR en este Contrato de Arrendamiento serdn obligatorias para el ARRENDADOR.unicamente durante el periodo en que sea dueho de la Propiedad Arrendada y no despues. El TÉRMINO “ARRENDADOR” en este Contrato de Arrendamiento signifiea solamente el propietario de la Propiedad Arrendada durante ese tiempo.	(a) All obligations of LESSOR in this Lease shall be binding upon. LESSOR for only as long as it is the LESSOR of the Leased Property and not after. The term “LESSOR” in this Lease means only the LESSOR of the Leased Property during that time.

(b) Una vez transmitido el domicilio de la Propiedad Arrendada por parte de dicho propietario, Arrendada por parte de dicho propietario, en ese momento dicho propietario quedara liberado del cumplimiento de toda y cualquier obligacion que le derive como ARRENDADOR. Sin embargo, dichas obligaciones deberdn ser cumplidas durante el TÉRMINO del Arrendamiento por cada nuevo propietario durante el tiempo en que sea propietario de la Propiedad Arrendada, de conformidad con Io estipulado en el Codigo Civil Aplicable en su articulo correlativo a Io dispuesto el articulo 2409 del Codigo Civil Federal.	(b) Having passed the home of the Leased Property by that LESSOR, then such LESSOR shall be relieved of compliance with any and all obligation which arises as LESSOR. However, such obligations should be fulfilled during the lease term for each new LESSOR during the time he is the LESSOR of the Leased Property in accordance with the provisions of the Civil Code applicable in Article correlative to the provisions of Article 2409 Federal Civil Code.

VII. Recursos del ARRENDADOR. Al ocurrir una Causa de Incumplimiento, el ARRENDADOR podra ejercer cualquiera de los siguientes recursos:	VII. Resources of the LESSOR. If a Cause of Default occur, the LESSOR may exercise any of the following resources:

(a) Dar por terminado este Contrato de Arrendamiento, en > ese caso el ARRENDATARIO estárá obligado a pagar de inmediato el balance impagado del precio total del Arrendamiento y demos adeudos a cargo del ARRENDATARIO, incluyendo primas de seguros, cuotas de mantenimiento y demos gastos reembolsables, y todos los gastos en que incurra el ARRENDADOR para lograr el pago efectivo de las obligaciones adeudadas por el ARRENDATARIO, incluyendo intereses acumulados a la Tasa de Interes, honorarios de abogados y peritos, y gastos y costas judiciales, para recuperar la posesibn de y restituir la Propiedad Arrendada a las mismas condiciones como fue entregada al ARRENDATARIO.	(a) Terminate this Lease, then the LESSEE will be obliged to immediately pay the unpaid balance of the total price of leases and other debits charged to the LESSEE, including insurance premiums, maintenance fees and other reimbursable expenses, and all expenses incurred by the LESSOR to make actual payment of the liabilities of the LESSEE, including interest earned to the Interest Rate, attorneys and experts fees and expenses and court costs, to recover possession of and restore the Leased Party to the same , conditions that gave the LESSEE.

(b) Cumplir con cualquier obligacibn con la que el ARRENDATARIO no haya cumplido y, en caso de que a elija el arrendamiento el ARRENDATARIO estárá obligado a rembolsar al ARRENDADOR todos los casos y gastos incurridos por el ARRENDADOR en la ejecucion de tal obligacion, mas los intereses acumulados a la tasa de Interes, a partir de la fecha en que el ARRENDADOR incurrio en tales costos y gastos y hasta la fecha en que el ARRENDADOR efectivamente reciba el pago del principal y los intereses acumulados. Estos pages seran considerados parte del Precio del Arrendamiento y/o los Gastos Reembolsables para efectos de este Contrato de Arrendamiento.	(b) to comply with any. obligation which the LESSEE has not complied and, if they so choose the lease, the LESSEE is obliged to reimburse the LESSOR all cases and expenses incurred by the LESSOR in the implementation of such an obligation, plus accrued interest at the Interest Rate, from the date the LESSOR incurred such costs and expenses until the date on which the lease actually receives the payment of principal and accrued interest. These payments are considered part of rental and / or reimbursable expenses for purposes of this Lease.

(c) Todos y cada uno de los recursos consignados a favor del ARRENDADOR en este Contrato de Arrendamiento serdn adicionales a cualquier otra accibn que el ARRENDADOR pueda ejercitar conforme a la ley en defensa de sus intereses.	(c) Each and every one of the resources appropriated for the LESSOR in this Lease shall be additional to any other action as the LESSOR may exercise under the law to protect their interests.

DÉCIMA SEXTA. DEPÓSITO. El ARRENDATARIO a la firma del presente contrato de arrendamiento asume su obligacibn para depositor la cantidad $109,748.20 dolares (Ciento nueve mil setecientos cuarenta y ocho dolares 20/100, moneda de los Estádos Unidos de América) equivalente a un (01) mes de renta principal correspondiente a la Primera Etapa del arrendamiento.

SIXTEENTH. SECURITY DEPOSIT . LESSEE at the signing of this Lease, assumes its obligation to deposit the amount of $ 109,748.20 dollars (One hundred nine thousand seven hundred forty-eight dollars 20/100, currency of the United States of America) equivalent to one (01) month of primary rent corresponding to the First Phase of the Lease.

El ARRENDATARIO se compromete a ir incrementando en proporcion dicho deposito en garantia según sean firmadas por las partes las Aetas de Entrega- Recepcion correspondientes.	The LESSEE agrees to increase said security deposit in proportion as the corresponding Building Delivery Letters are duly signed by the parties.

El mencionado depbsito en garantia por el cumplimiento de las obligaciones asumidas en este Contrato por el ARRENDATARIO, incluira pero no estárá limitado al pago de rentas, danos amnientaless o contaminacion de la Propiedad Arrendada, y sera devuelto al ARRENDATARIO por el ARRENDADOR al TÉRMINO de el Arrendamiento, o una vez que el ARRENDATARIO compruebe que ha cumplido consus obligaciones y que no existe obligaciones de pago pendientes, de otra forma el ARRENDADOR queda expresamente autorizado a utilizar tal deposito para cubrir las cantidades que se adeudaren por cualquier concepto al ARRENDADOR.	Said deposit will guaranty the compliance of the obligations assumed hereunder by LESSEE, including but not limited to payment of rents, environmental damage or contamination of the Leased Property, and shall be reimbursed to LESSEE by LESSOR upon termination of the Lease Agreement, once LESSEE provides evidence that all obligations have been complied with and that there are no pending payments in relation to the obligations assumed herein, otherwise LESSOR is expressly authorized to use such deposit to cover amounts owed under any title to LESSOR

DÉCIMA SEPTIMA. GARANTÍA.	SEVENTEENTH. GUARANTY.

Queda claramente entendido que el ARRENDADOR ha convenido celebrar este Contrato con el ARRENDATARIO debido a las garantias presentadas por el ARRENDATARIO. En consecuencia, el ARRENDATARIO acuerda y asegura que otorga una Garantie, la cual se agrega al presente contrato como Anexo “K” misma que sera entregada por parte de “Footprint LLC” (“GARANTE”) o la que se designe a entera eleccion y satisfaccion del ARRENDADOR, para asegurar la aceptacion del ARRENDATARIO a todos los compromisos, condiciones, responsabilidades y convenios, incluyendo aquelios relatives a la aplicacion de mecanismos de restáuracidn de contingencies ambientales y contaminacion de la Propiedad Arrendada, según se estáblecen en este Contrato de Arrendamiento.	It is clearly understood that LESSOR has been induced to enter into this Lease with LESSEE due to the guaranties to be submitted by LESSEE. Consequently, LESSEE hereby agrees and assures that a Guarantee under the form of Exhibit “K” attached hereto, is given by “Footprint LLC” (“GUARANTOR”), or the one designated at the entire choice and satisfaction of the LESSOR, to insure the adherence by LESSEE of all of the conditions, covenants, obligations, including those concerning the application of mechanisms of restoration in the event of an environmental damage and contamination of the Leased Property, liabilities and agreements set forth in this Lease Agreement.

DÉCIMA OCTAVA. GARANTÍA ADICIONAL	EIGHTEENTH. ADDITIONAL GUARANTY

El ARRENDATARIO a la firma del presente contrato se compromete a dar y constituir como garantia adicional, toda la maquinaria y/o equipo de manufactura que sera instalado en la propiedad arrendada, los cuales bajo protestá de decir verdad manifiestá que son propiedad del ARRENDATARIO y se encuentran y encontraran libre de todo gravamen, comprometiendose de igual manera a no ceder, gravar y en general a no realizar enajenacion alguna sobre dicha garantia adicional.	Upon signing of the Lease Agreement, LESSEE agrees to provide and constitute as an additional guarantee all machinery and/or manufacture equipment that will be installed in the leased property, which under penalty of perjury declares that are owned by the LESSEE and are and will be free from any encumbrance, committing also not to transfer and/or encumber such additional guarantee.

Adicionalmente, el ARRENDATARIO debera de entregar al ARRENDADOR en un plazo no mayor a 36 meses posteriores a la firma del presente contrato de arrendamiento (1) factura de compra, (2) pedimento de importacion y (3) presentar una Declaración por escrito, ratificada ante Notario Público, en donde manitieste que la maquinaria puestá en garantia no cuenta con gravamen alguno, que es de su propiedad y que no existe ningün impedimenta para dar en garantia adicional la misma. Los documentos referidos integraran el instrumenta legal correspondiente que asegurard que dicha garantia adicional quedard a favor del ARRENDADOR.	Additionally, LESSEE shall, deliver to LESSOR no later than 36 months after the signing of this lease agreement, (1), a purchase invoice, (2) import request and. (3) a. duly notarized written declaration stating that the machinery and/or manufacturing equipment placed under guarantee is not subject to any encumbrance,: that the machinery and/or manufacture equipment is in fact LESSEE’S property and that there is no legal obstacle to give the additional guarantee. The referenced documents shall be part of the corresponding legal instrument that will ensure that said additional guarantee will be in favor of LESSOR.

La factura de compra, sera el documenta idoneo para acreditar la propiedad sobre la maquinaria y/o equipo de manufacture.	The purchase invoice will be the suitable document to prove ownership over the machinery and/or manufacture equipment.

El pedimento de importacion es el documento fiscal que comprueba el pago de las contribuciones ante el SAT por la entrada/salida de las mercancias de comercio exterior hacia o desde el territorio nacional mexicaño.	The import request is the fiscal document that proves taxes have been paid before SAT for the entry/exit of foreign trade goods to or from the Mexican national territory.

DÉCIMA NOVENA. RENUNCIA.	NINETEENTH. WAIVER.

La renuncia, retraso o falta de ejercicio por cualquiera de las partes a sus derechos a exigir el cumplimiento de cualquier disposicion de este Contrato de Arrendamiento, no sera una renuncia o limitacion a los derechos de dicha parte para exigir el cumplimiento de la misma u otras disposiciones de este Contrato de Arrendamiento en el futuro.	The waiver, delay or non-exercise by either party of their rights to enforce any provision of this Lease, will not be a waiver or limitation on the rights of such party to enforce the same or other provisions of this Lease in the future

VIGESIMA. NOTIFICACIONES.	TWENTIETH. NOTICES.

Todas las notificaciones a que se refiere el presente Contrato, y remitidas entre cada una de las partes a la otra, deberan ser dirigidas al domicilio que estás estáblecieron en las Declaraciónes de este contrato, dirigidas al representante legal de la parte, con atencion a su Gerente general se está ciudad de México, Baja California, México, o a otra domicilios y nombres que de tiempe proporcionado por las partes. Notificaciones seran hechas en escrito y enviadas por correo certificado, o entregados personalmente cuando sea posible, y surtiran efectos siete (7) dias despues de la fecha enviada por correo o en la fecha en que se entreguen personalmente. Las notificaciones por duplicado se enviaran por correo aereo certificado, porte pagado, a aquellas direcciones que en forma adicional soliciten de tiempo en tiempo cualesquiera de las partes por escrito.	All notices under this Lease Agreement, sent for by one party to the other, shall be forwarded to the corresponding address mentioned by each party on the Recitals of this contract, in care of their corresponding legal representatives, copied to their General Manager in this city of Mexicali, Baja California, Mexico, or such other addresses and names as may from time to time be furnished by the parties hereto. Said notices shall be in writing and sent registered mail, or hand-delivered when possible, and shall be effective seven (7) days after the date of mailing thereof, or on the date they are hand-delivered. Duplicate notices shall be sent by certified airmail, postage prepaid, to such additional addresses as may from time to time be requested in writing by the parties hereto.

VIGESIMA PRIMERA. CASO FORTUITO Y FUERZA MAYOR.	TWENTY FIRST. FORTUITOUS EVENT AND FORCE MAJEURE.

Ninguna de las partes serä responsable por retrasos o incumplimiento de cualquiera de las obligaciones a su cargo bajo este Contrato si dicho retraso o incumplimiento es ocasionado por una Causa de Fuerza Mayor, pero solo durante el tiempo que perdure dicha causa. Para efectos de este Contrato de Arrendamiento, una Causa de Fuerza Mayor significara una causa enteramente fuera del control de cualquiera de las partes, tales como incendio, rayo, explosion, terremoto, erupciön volcänica y fenomenos hidrometeorologicos.	Neither party shall be liable for delays or failure of either his / her obligations under this Agreement if such delay or failure is caused by a Force Majeure Cause, but only for as long as endure the cause. For purposes of this Lease, a Cause of Force Majeure will mean a cause entirely beyond the control of either party, such as fire, lighting, explosion, earthquake, volcanic eruption and hydrometeorological phenomenon.

El Arrendatario en este acto manifiestá de conformidad que en caso de que opere cualesquiera de las causas de fuerza mayor descritas con anterioridad y solo se vea afectada una parte y/o porcion de la propiedad arrendada, las obligaciones a su cargo bajo este contrato no dejaran de surtir efectos sobre las partes y/o porciones arrendadas que no hubieren sido afectadas por cualesquier de las causas descritas en el parrafo que antecede.	The Lessee in this act agrees that in the event that any of the causes of force majeure described above operate and only a part and/or portion of the leased property is affected, his obligations under this contract will not cease to have effects on any part and/or portion of the leased property that have not been affected by any of the causes described in the preceding paragraph.

VIGESIMA SEGÚNDA. CONFIDENCIALIDAD.	TWENTY SECOND. CONFIDENTIALITY.

Cualquier informacion y sugerencias proporcionada por las partes por virtud de este Contrato o relacionado con la investigacion, tecnologia analisis, experiencia, operacion, metodo metodologia o practices de las partes, asi coma toda la informacion contenida en manuales, estudios, audios, graficas y materiales electronicos, y cualquier otro documenta o comunicaciones orales o escritas (“Informacion Confidencial”) debera considerarse y tratarse como confidencial por la parte receptora, sus afiliados, subsidiaries, eccionistos, directores, funcionorios y empleedos como si fuere propia y no podra duplicate o revelerse de forma alguna por la parte receptora, sus accionistas, directores, funcionorios y empleados a cualquier tercero, sin la autorizacion previa y por escrito de la parte que la proporciona, salvo que la revelacion de dicha Informacion Confidencial sea requerida por orden judicial o administrative expedida por autoridades estátales y/o federales competentes, o sea revelada en relacion con el cumplimiento forzoso de este Contrato de Arrendamiento.	Any information and advice provided by the parties under this Agreement or related research, technology analysis, experience, operation, method, methodology or practices of the parties and all information contained in manuals, studies, audio, graphics .and -’materials electronic, and any other documents or oral or written communications (“Confidential Information”) shall be considered and treated as confidential by the receiving party, its affiliates, subsidiaries, shareholders, directors, officers and employees as its own and may not be duplicated or disclosed any way by the receiving party, its shareholders, directors, officers and employees to any third party without the prior written consent of the party provides, except that disclosure of such Confidential Information is required by court or administrative order issued by state and/or federal authorities, or be disclosed under the indenture of this Lease.

A la terminacion de este Contrato por cualquier motivo, las partes deberan regresarse toda Informacion Confidencial recibida de la otra parte, incluyendo todas y cada una de las copias que se hayan obtenido respecto de dicha informacion. Las obligaciones de confidencialidad y de no revelacion incluidas en está Cláusula continuardn en vigor aün despues de la terminacion por cualquier causa de este Contrato de Arrendamiento.	Upon termination of this Lease for any reason, the parties must return all Confidential Information received from the other party, including any and all copies have been obtained in respect of such information. The obligations of confidentiality and non-disclosure contained in this clause shall remain in force even after termination for any reason of this Lease.

VIGESIMA TERCERA. DERECHO DEL TANTO,	TWENTY THIRD. RIGHT OF FIRST REFUSAL.

El ARRENDATARIO expresamente renuncia a cualquier derecho de preferencia o del tanto para comprar la Propiedad Arrendada y a recibir indemnizacion por cualquier mejora que haga a la Propiedad Arrendada.	The LESSEE expressly waives any right of preference or both to buy the Leased Property and to receive compensation for any improvements made to the Leased Property.

En este acto el ARRENDATARIO renuncia a los derechos anteriores que en su caso le conceda la ley aplicable.	In this event, LESSEE waives the previous rights granted if the applicable law.

VIGESIMA CUARTA. INTEGRIDAD DEL CONTRATO	TWENTY FOURTH. ENTIRE AGREEMENT.

I. Integridad del Contrato. Este Contrato de Arrendamento y todos sus Anexos constituten el integridad del contracto de los acuerdos celebrados entre las partes respecto a su objeto, y sustituyue y déjà sin efectos cualquier acuerdo previo entre las partes en relacion con el mismo.	I. Entire Agreement. This Lease and all its annexes constitute the entire agreement between the parties as to the subject, and supersedes and nullifies any previous agreement between the parties relating thereto.

II. Plazos. Salvo que de otra forma se especifique, todos los términos (dia, mes o Año) estáblecidos en ,este Contrato de Arrendamiento se entenderdn como términos naturales.	II. Period. Unless otherwise specified, all terms (day, month or year) set forth in this Lease shall be natural terms.

III. Modificaciones. Este Contrato de Arrendamiento no podra ser modificado de forma alguna sin el previo acuerdo por escrito del ARRENDADOR y el ARRENDATARIO.	III. Modifications. This Lease shall not be altered in any way without prior written agreement of the LESSOR and LESSEE.

IV. Encabezados. Las partes convienen en que los encabezados en este Contrato de Arrendamiento se insertan unicamente como referencia y no podran ser utilizados en la interpretacion del mismo.	IV. Headings. The parties agree that the headings in this Lease Agreement are inserted for reference only and may not be used in the interpretation.

VIGESIMA QUINTA. IDIOMA.	TWENTY FIFTH. LANGUAGE.

Este Contrato de Arrendamiento se celebra en idiomas español e ingles; en el entendido de que en caso de cualquier discrepancia entre dichas versiones, la version en idioma español prevalecerd.	This Lease is held in Spanish and English languages, on the understanding that in case of any discrepancy between such versions, the Spanish language version shall prevail.

VIGESIMA SEXTA. LEGISLACION APLICABLE Y JURISDICCIÖN.	TWENTY SIXTH. APPLICABLE LAW AND JURISDICTION.

Las partes acuerdan que para la interpretacion, cumplimiento y ejecucion de este Contrato de Arrendamiento seran aplicables las leyes del estádo de Baja California y su Codigo Civil, y en caso de controversia, las partes se someten a los tribunales competentes de la Ciudad de Mexicali, Estádo de Baja California, renunciando expresamerite a cualauier otra jurisdiccion que puede corresponderles en razon de sus domicilios presentes o futures o por cualquier otro motivo. Las partes acuerdan que para efectos de este Contrato de Arrendamiento el Codigo Civil Aplicable en el lugar en que la Propiedad Arrendada se ubica.	The parties agree that for the interpretation, compliance and enforcement of this Lease shall apply the laws of the state of Baja California and its Civil Code, and in case of dispute, the parties submit to the competent courts of the City of Mexicali, Baja California State, expressly renouncing any other jurisdiction that mav be applicable due to their present or future domiciles or for any other reason. The parties agree that for purposes of this Lease the Civil Code applicable in the place where the Leased Property is located.

ENTERADAS LAS PARTES del contenido y alcance de este Contrato de Arrendamiento, y toda vez que para su celebracion no medio dolo, vioiencia, mala fe o cualquier vicio que pudiera invalider sus respectivas voluntades, Io ratifican y firman por conducto de sus represenfantes legales, en este dia ONCE (11) de FEBRERO del Año 2021.	THE PARTIES acknowledge that they are aware of the content and scope of this Lease, and since for its conclusion not mediated fraud, violence, bad faith or any defect that would invalidate their respective wishes, ratify and sign through their legal representatives, on this the ELEVENTH (11TH) day of FEBRUARY, on the year 2021.

“ARRENDADOR”	“LESSOR”

/s/ PABLO CHARVEL OROZCO	/s/ PABLO CHARVEL OROZCO

INMOBILIARIA LA RUMOROSA, S.A.P.I. DE C.V. Reprentada en este acto pro PABLO CHARVEL OROZCO	INMOBILIARIA LA RUMOROSA, S.A.P.I. DE C.V. Represented in this act by PABLO CHARVEL OROZCO

“ARRENDATARIO”	“LESSEE”

/s/ ALEJANDRO ARMENDARIZ PRIETO	/s/ ALEJANDRO ARMENDARIZ PRIETO

FOOTPRINT MX S. DE R.L. DE C.V. Representada en este ado por LUIS ALEJANDRO ARMENDARIZ PRIETO	FOOTPRINT MX S. DE R.L. DE C.V. Represented in this act by LUIS ALEJANDRO ARMENDARIZ PRIETO

“TESTIGO”	“WITNESS”

“TESTIGO”	“WITNESS”

Anexo A / Exhibit A

[Intentionally omitted pursuant to Item 601(a)(5) of Regulation S-K]

Anexo B / Exhibit B

[Intentionally omitted pursuant to Item 601(a)(5) of Regulation S-K]

Anexo C / Exhibit C

[Intentionally omitted pursuant to Item 601(a)(5) of Regulation S-K]

Anexo D / Exhibit D

[Intentionally omitted pursuant to Item 601(a)(5) of Regulation S-K]

Anexo E / Exhibit E

[Intentionally omitted pursuant to Item 601(a)(5) of Regulation S-K]

Anexo F / Exhibit F

[Intentionally omitted pursuant to Item 601(a)(5) of Regulation S-K]

Anexo G / Exhibit G

[Intentionally omitted pursuant to Item 601(a)(5) of Regulation S-K]

Anexo H / Exhibit H

[Intentionally omitted pursuant to Item 601(a)(5) of Regulation S-K]

Anexo I / Exhibit I

[Intentionally omitted pursuant to Item 601(a)(5) of Regulation S-K]

Anexo J / Exhibit J

[Intentionally omitted pursuant to Item 601(a)(5) of Regulation S-K]

EL SUSCRITO, LICENCIADO CARLOS ENRÍQUEZ DE RIVERA CASTELLAÑOS, NOTARIO PÚBLICO TITULAR DE LA NOT ARIA PÚBLICA NÚMERO NUEVE, DE ESTÁ MUNICIP ALIDAD.

CERTIFICA:

QUE HOY COMPARECIERON ANTE MI, POR UNA PRIMERA PARTE, LA SOCIEDAD MERCANTIL DENOMINADA INMOBILIARIA LA RUMOROSA, SOCIEDAD ANÓNIMA PROMOTORA DE INVERSION DE CAPITAL VARIABLE, REPRESENTADA POR EL SEÑOR PABLO CHARVEL OROZCO, EN SU CARACTER DE “EL ARRENDADOR”, QUEN ACREDITÖ SU REPRESENTACIÓN Y LA LEGAL EXISTENCIA DE SU REPRESENTADA, CON LA ESCRITURA PÚBLICA NÚMERO 80,532 (OCHENTA MIL QUINIENTOS TREINTA Y DOS), DEL LIBRO 1,604 (ME SEISCENTOS CUATRO), DE FECHA 11 (ONCE) DEL MES DE MARZO DEL AÑO 2020 (DOS MIL VEINTE), PASADA ANTE LA FE DEL NOTARIO PÚBLICO NÚMERO SESENTA Y DOS DE LA CIUDAD DE MÉXICO, LICENCIADO JOAQUIN IGNACIO MENDOZA PERTERRA, INSCRITA EN EL REGISTRO PÚBLICO DE COMERCIO BAJO FOLIO MERCANTIL 31417; MANIFESTÁNDO SER POR SUS GENERALES: MEXICANO, ORIGINARIO) DE MEXICALI, ESTÁDO DE BAJA CALIFORNIA, LUGAR DONDE NACIÖ EL DIA 16 DE JUNIO DE 1965, SOLTERO, EMPRESARIO, CON DOMICILIO EN AVENIDA MARIAÑO ARISTA NÚMERO 2013, DE LA COLONIA NUEVA, DE ESTÁ CIUDAD, SE IDENTIFICO CON PASAPORTE MEXICAÑO NÚMERO G19529318, CON SU FOTOGRAFIA; Y POR UNA SEGÚNDA PARTE, LA SOCIEDAD MERCANTIL DENOMINADA FOOTPRINT MX, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, REPRESENTADA POR EL SEÑOR LUIS ALEJANDRO ARMENDARIZ PRIETO, EN SU CARACTER DE “EL ARRENDATARIO”, QUIEN ACREDITÖ SU REPRESENTACIÓN Y LA LEGAL EXISTENCIA DE SU REPRESENTADA CON LA ESCRITURA PÜBLICA DE FECHA NUEVE DE FEBRERO DE DOS MIL VEINTIUNO, NÚMERO CIENTO CUARENTA Y DOS MIL NOVECIENTOS SETENTA Y SEIS, VOLUMEN CUATRO MIL VEINTIDÖS, PASADA ANTE LA FE DEL SUSCRITO NOTARIO Y DE LA CUAL SE ENCUENTRA EN PROCESO DE INSCRIPCIÖN EN EL REGISTRO PÚBLICO DE LA PROPIEDAD Y DE COMERCIO DE ESTÁ CIUDAD DEBDDO A SU RECIENTE OTORGAMIENTO; MANIFESTÁNDO SER POR SUS GENERALES: MEXICAÑO, ORIGINÄRE) DE CIUDAD DE CHIHUAHUA, ESTÁDO DE CHIHUAHUA, LUGAR DONDE NACIÖ EL DIA 15 DE JUNIO DE 1979, SOLTERO, EMPLEADO, CON DOMICILIO EN CALLE PRESA LA BOQUILLA NÚMERO 2310, DE LA COLONIA LOMAS DEL SANTUARIO, DE LA CIUDAD DE CHIHUAHUA, CHIHUAHUA, SE IDENTIFICO CON CREDENCIAL PARA VOTAR EXPEDIDA POR EL INSTITUTO FEDERAL ELECTORAL NÚMERO 0840059670508, CON SU FOTOGRAFIA; Y DE ESTE DOCUMENTO RELATIVO A UN CONTRATO DE ARRENDAMIENTO Y ANEXOS, DE FECHA 11 (ONCE) DE FEBRERO DE (2021) DOS MIL VEINTIUNO., QUE CONSTA DE VEINTITRES FOJAS ÜTILES, LAS CUALES SE ENCUENTRAN ESCRITAS POR AMBOS LADOS, Y SUS ANEXOS QUE CONSTAN DE DOSCIENTAS UN FOJAS ÜTILES, RATIFICARON EN TODAS SUS PARTES Y RECONOCIERON COMO SUYAS LAS FERMAS, QUE APARECEN EN EL CITADO DOCUMENTO, POR TAL MOTIVO SE LEVANTO EL ACTA NOTARIAL DE FECHA ONCE DE FEBRERO DEL AÑO DOS MIL VEINTIUNO, NÚMERO 143052 (CIENTO CUARENTA Y TRES MIL CINClNTA Y DOS), DEL VOLUMEN NÚMERO 4025 (CUATRO MIL VEINTICINCO), DEL PROTOCOPO A MI CARGO.- DOY FE.

MEXICALI, BAJA CALIFORNIA, A 11 DE FEBRERO DEL 2021..

/s/ CARLOS ENRÍQUEZ DE RIVERA CASTELLAÑOS

LIC. CARLOS ENRÍQUEZ DE RIVERA CASTELLAÑOS, NOTARIO PÚBLICO TITULAR DE LA NOTARIA PÚBLICA NÚMERO NUEVE, DE ESTÁ MUNICIPALIDAD.